Exhibit 10.24


















                       DIMON INCORPORATED
                        CASH BALANCE PLAN




























                      Amended and Restated
                     Effective July 1, 1996
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              DIMON INCORPORATED CASH BALANCE PLAN

                        Table of Contents


                                                             Page


ARTICLE 1 DEFINITIONS.........................................  1

     1.1  Account.............................................  1
     1.2  Account Balance.....................................  1
     1.3  Accrued Benefit.....................................  1
     1.4  Actuarial Equivalent................................  2
     1.5  Beginning Account Balance...........................  3
     1.6  Benefit Commencement Date...........................  3
     1.7  Board...............................................  3
     1.8  Cash Balance Account................................  3
     1.9  Code................................................  3
     1.10 Committee...........................................  4
     1.11 Company.............................................  4
     1.12 Compensation........................................  4
     1.13 Controlled Group....................................  4
     1.14 Dibrell Plan........................................  5
     1.15 Disability..........................................  5
     1.16 Early Retirement Date...............................  5
     1.17 Effective Date......................................  6
     1.18 Employee............................................  6
     1.19 Employer............................................  6
     1.20 Employment..........................................  7
     1.21 Employment Date.....................................  7
     1.22 ERISA...............................................  7
     1.23 Fiduciary...........................................  7
     1.24 Five-Year Break.....................................  7
     1.25 Hours of Service....................................  7
     1.26 Interest Credit..................................... 10
     1.27 Interest Credit Percentage.......................... 11
     1.28 Investment Manager.................................. 11
     1.29 Leased Employee..................................... 11
     1.30 Military Leave...................................... 12
     1.31 Monk-Austin Plan.................................... 12
     1.32 Normal Retirement Age............................... 12
     1.33 Normal Retirement Date.............................. 13
     1.34 One-Year Break...................................... 13


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                                                             Page

     1.35 Participant......................................... 13
     1.36 Plan................................................ 13
     1.37 Plan Administrator.................................. 13
     1.38 Plan Year........................................... 13
     1.39 Qualified Domestic Relations Order.................. 13
     1.40 Retirement Credit................................... 15
     1.41 Retirement Credit Percentage........................ 15
     1.42 Spouse or Surviving Spouse.......................... 15
     1.43 Termination Date.................................... 16
     1.44 Trust (or Trust Fund)............................... 16
     1.45 Trustee............................................. 16
     1.46 Uniformed Service................................... 16
     1.47 USERRA.............................................. 16
     1.48 Years of Service.................................... 17

ARTICLE 2 ELIGIBILITY......................................... 19

     2.1  Eligibility......................................... 19
     2.2  Participation Upon Reemployment..................... 20
     2.3  Adoption of Plan by Controlled Group Member......... 21
     2.4  Leased Employees.................................... 21

ARTICLE 3 CASH BALANCE ACCOUNTS............................... 23

     3.1  Allocations to Cash Balance Account................. 23
     3.2  Vesting............................................. 26
     3.3  Disability Benefit.................................. 26
     3.4  Reemployment........................................ 28

ARTICLE 4 PAYMENT ON ACCOUNT BALANCES......................... 30

     4.1  Payment Dates....................................... 30
     4.2  Automatic Form of Payment........................... 32
     4.3  Election of Optional Form of Payment................ 36
     4.4  Description of Forms of Payment..................... 37
     4.5  Effect of Death on Forms of Payment................. 40
     4.6  Designation of Beneficiaries........................ 41
     4.7  Payment to Participant's Representative............. 42
     4.8  Unclaimed Benefits.................................. 43
     4.9  Required Distribution Rules......................... 43



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                                                             Page



ARTICLE 5 PRERETIREMENT DEATH BENEFITS........................ 44

     5.1  Married Vested Participants......................... 44
     5.2  Unmarried Participant or Nonvested Participant...... 45

ARTICLE 6 LIMITATIONS ON BENEFIT AMOUNTS...................... 46

     6.1  Code Section 415 Limits............................. 46
     6.2  Restrictions on Benefits Payable to the 25
          Highest-Paid Participants........................... 55
     6.3  Top-Heavy Rules..................................... 56

ARTICLE 7 CONTRIBUTIONS....................................... 63

     7.1  Employer Contributions.............................. 63
     7.2  Participant Contributions........................... 63
     7.3  Return of Contributions to the Employers............ 63
     7.4  Actuarial Gains..................................... 64

ARTICLE 8 AMENDMENT, TERMINATION, MERGER...................... 65

     8.1  Amendment........................................... 65
     8.2  Termination of the Plan............................. 66
     8.3  Merger.............................................. 68

ARTICLE 9 APPOINTMENTS AND ALLOCATION OF FIDUCIARY
          RESPONSIBILITY...................................... 69

     9.1  Named Fiduciary..................................... 69
     9.2  Plan Administrator.................................. 69
     9.3  Investment and Administrative Committee............. 69
     9.4  Actuary............................................. 69
     9.5  Accountant.......................................... 70
     9.6  Allocations of Fiduciary Responsibility............. 70
     9.7  General............................................. 71
     9.8  Fiduciary Discretion................................ 71

ARTICLE 10  PLAN ADMINISTRATION............................... 73

     10.1 General............................................. 73
     10.2 Disclosure.......................................... 74


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                                                             Page



     10.3 Annual Accountings.................................. 75
     10.4 Actuarial Services and Certification................ 75
     10.5 Funding Policy...................................... 76
     10.6 Expenses - Compensation............................. 76
     10.7 Directions to Trustee............................... 77
     10.8 Claims Procedure.................................... 77

ARTICLE 11  THE INVESTMENT AND ADMINISTRATIVE COMMITTEE....... 79

     11.1 Committee........................................... 79
     11.2 Meetings - Actions.................................. 79
     11.3 Powers of Committee................................. 80
     11.4 Agents and Counsel.................................. 81
     11.5 Compensation........................................ 81
     11.6 Officers............................................ 82
     11.7 Rules and Regulations............................... 82

ARTICLE 12  MISCELLANEOUS..................................... 83

     12.1 Headings............................................ 83
     12.2 Construction........................................ 83
     12.3 Qualification for Continued Tax-Exempt Status....... 83
     12.4 Nonalienation....................................... 83
     12.5 No Employment Rights................................ 84
     12.6 No Enlargement of Rights............................ 84
     12.7 Single Employer Plan................................ 84
     12.8 Exclusive Purpose................................... 84
     12.9 Errors and Omissions................................ 85


Addendum A     History of Revised Plan Provisions
Addendum B     Required Distribution Rules



































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              DIMON INCORPORATED CASH BALANCE PLAN

                          INTRODUCTION




Dimon Incorporated, formerly Dibrell Brothers, Incorporated (the

Company), hereby amends and restates the Retirement Plan for

Employees of Dibrell Brothers and Subsidiary Companies (the

Dibrell Plan), as set forth in this document, effective July 1,

1996.  The Company initially adopted the Dibrell Plan February 1,

1951, and has always maintained the Plan as a qualified

retirement plan.  Until the 1989 Plan Year, the Company also maintained the Dibrell Brothers Incorporated Savings and Profit

Sharing Plan as a floor-offset arrangement.  Effective January 1,

1989, the Company eliminated the offset for the profit sharing plan.



This restatement converts the Dibrell Plan to a cash balance plan and renames it the Dimon Incorporated Cash Balance Plan (the

Plan).  The Plan continues to be a defined benefit retirement plan, with nominal account balances.  The Plan is designed to comply with all qualification requirements that apply to cash balance plans under Sections 401(a) and 501(a) of the Internal

Revenue Code of 1986, as amended (the Code), and with all

applicable provisions of the Employee Retirement Income Security

Act of 1974, as amended (ERISA).



The provisions of this amended and restated Plan supersede the

Dibrell Plan for all eligible employees who are employed by the

Company on or after July 1, 1996.  Each participant in the Plan will have a bookkeeping account, the balance of which is equal to his accrued benefit as of the date of determination.  Each Dimon employee who participated in the Dibrell Plan will have a

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beginning account balance in this Plan equal to the lump-sum present value of his benefit accrued under the Dibrell Plan as of

June 30, 1996, based on the actuarial assumptions in effect on

June 30, 1996.  Each Dimon employee who was a participant in the

Monk-Austin Profit Sharing Plan on June 30, 1995, will have a beginning account balance equal to an amount calculated by a special formula set forth in this Plan.



The history of revised Dibrell Plan provisions is set forth in

Addendum A, to the extent that the historical provisions can affect any Participant's benefits under this Plan.  The required distribution rules under Code section 401(a)(9) are set forth in

Addendum B.  The Addenda are integral parts of the Plan.



The rights of any employee who participated in the Dibrell Plan and terminated before July 1, 1996, will be determined under the terms of the Dibrell Plan as in effect on the date such employee terminated.
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                            ARTICLE 1

                           DEFINITIONS




As used in the Plan, the following words and phrases and any derivatives thereof will have the meanings set forth below unless the context clearly indicates otherwise.  Definitions of other words and phrases applicable to the limitations on benefit

amounts are set forth in Article 6.  Section references indicate sections of the Plan unless otherwise stated.  The masculine pronoun includes the feminine, and the singular number includes the plural and the plural the singular, whenever applicable.



1.1  Account.  The Participant's Cash Balance Account (See Plan

     sections 1.8 and 3.1).



1.2  Account Balance.  The balance in the Participant's Cash

     Balance Account, calculated under Plan section 3.1 by

     totaling his Beginning Account Balance (if any), plus the

     sum of the annual Retirement Credits allocated to his

     Account, plus the sum of the annual Interest Credits

     allocated to his Account.




1.3  Accrued Benefit.  The annual benefit payable as of the

     Participant's Normal Retirement Date as a five years certain






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     and life annuity (the normal form), which is the Actuarial

     Equivalent of his Account Balance projected to his Normal

     Retirement Date using the Interest Credit Percentage in

     effect as of the date of determination, and annuitized using the Actuarial Equivalent factors described in Plan section

     1.4(b).  If the Accrued Benefit is paid prior to the

     Participant's Normal Retirement Date, the Plan will convert the annuity payable as of the Participant's Normal

     Retirement Date to an immediate five years certain and life annuity payable as of such early commencement date, using

     the Actuarial Equivalent factors described in Plan section

     1.4(b).



1.4  Actuarial Equivalent.  Effective July 1, 1996, a benefit of equal value computed on the following bases:

     (a)  Annuity Forms of Payment.  The 1971 TPF&C Forecast

          Mortality Table, with a one-year setback for

          Participants and a five-year setback for beneficiaries,

          and interest at the rate of 6 percent compounded

          annually, except that the Committee will use the lump

          sum conversion factors set forth in subsection (b) to

          value the five years certain and life annuity (the

          normal form).

     (b)  Lump Sum Payments.  The applicable mortality table and the applicable interest rate established by the

          Internal Revenue Service under Code section 417(e)(3)

          as in effect for the month of November preceding the

          Plan Year in which the payment is made.

     The Actuarial Equivalent factors in effect before June 30,

     1996, are set forth in Addendum A.



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1.5  Beginning Account Balance.  The amount credited as of July

     1, 1996, to the Cash Balance Account of each Participant who is eligible for a Beginning Account Balance under Plan

     section 3.1(a).



1.6  Benefit Commencement Date.  The first day of the first month for which a benefit is payable as an annuity to the

     Participant under Articles 3 and 4, or to his Surviving

     Spouse under Article 5.  If the benefit is payable in a lump sum, the Benefit Commencement Date is the date when the

     Trustee issues the payment, and the Plan will use the

     interest rate in effect determined under Plan section 1.4(b)

     as of the first day of the Plan Year in which payment is

     made.  A Participant's Benefit Commencement Date is

     determined subject to the procedures set forth in Plan

     section 4.2.



1.7  Board.  The Board of Directors of the Company.



1.8  Cash Balance Account.  The bookkeeping account used to

     record the Participant's Account Balance.



1.9  Code.  The Internal Revenue Code of 1986 as amended from time to time, and regulations and rulings issued under the

     Code.



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1.10 Committee.  The Investment and Administrative Committee,

     which will have primary responsibility for administering the

     Plan under Article 11.



1.11 Company.  Dimon Incorporated, a Virginia corporation, or its successor or assign which adopts the Plan.



1.12 Compensation.


     (a)  For Accrued Benefit and Nondiscrimination Testing.  The

          taxable earnings paid in cash by the Employer to the

          Participant and reported on his Form W-2 for the

          calendar year, excluding commissions and extra pay for

          temporary foreign service, plus amounts deferred under


          Code sections 401(k) and 125 pursuant to the

          Participant's salary reduction agreement.  This

          definition of Compensation will be used to determine

          key employee status under Plan section 6.3(a).

     (b)  Statutory Cap.  Each Participant's Compensation taken into account for all purposes under the Plan will be

          limited to $150,000 (as indexed under Code section

          401(a)(17)).



1.13 Controlled Group.  The Company and

     (a)  a member of a controlled group of corporations as




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          defined in Code section 1563(a), determined without

          regard to Code section 1563(a)(4) and 1563(e)(3)(C), of

          which an Employer is a member according to Code

          section 414(b);

     (b)  an unincorporated trade or business that is under

          common control with an Employer as determined according

          to Code section 414(c);

     (c)  a member of an affiliated service group of which an

          Employer is a member according to Code section 414(m);

          or

     (d)  any entity required to be aggregated according to Code section 414(o).



1.14 Dibrell Plan.  For convenient reference to benefits that accrued before the July 1, 1996, Effective Date of the Plan

     (which benefits are the Beginning Account Balances in this

     Plan), this document refers to the Plan as it existed before that date as the Dibrell Plan, which was formally named the

     Retirement Plan for Employees of Dibrell Brothers and

     Subsidiary Companies.



1.15 Disability.  A physical or mental incapacity which qualifies the Participant for benefits under a long-term disability

     plan maintained by his Employer.  The term Disabled

     Participant is used to refer to the Participant who has

     incurred a Disability and has not recovered.




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1.16 Early Retirement Date.  The first day of the month on or after the date when the Participant has both reached age 55 and completed 10 Years of Service.



1.17 Effective Date.  February 1, 1951, is the initial Effective

     Date.  July 1, 1996, is the Effective Date of this

     amendment, restatement, and conversion to the cash balance formula.  The Effective Date for each Employer is the

     effective date of its adoption of the Plan.



1.18 Employee.  An individual who is employed by an Employer and for whom the Employer withholds payroll taxes; provided that

     (a) any individual who is scheduled to work fewer than five months per year, or fewer than 20 hours per week, will be

     excluded unless he actually earns 1,000 Hours of Service

     during a Plan Year or during the first 12 months of his

     employment; (b) any individual who is a member of a

     collective bargaining unit for whom retirement benefits were the subject of good-faith bargaining will be excluded,

     unless coverage under the Plan has been or is extended to

     such individuals through the collective bargaining process;

     (c) Leased Employees will be excluded; (d) independent

     contractors will not be treated as Employees; and (e) any

     individual who is covered by an employment agreement that

     precludes his participation will be excluded.



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1.19 Employer.  The Company and each Controlled Group member which adopts and participates in the Plan, and each

     Employer's successor or assign which adopts the Plan.



1.20 Employment.  The period during which an Employee is employed by an Employer, beginning on the Employer's Effective Date,

     or on an earlier date for purposes of calculating his Years of Service to the extent described in the Employer's

     Addendum.



1.21 Employment Date.  The date on which the Employee earned his first Hour of Service with his Employer; provided that the

     Employment Date of the nonvested Employee who resumed

     Employment after he incurred a Five-Year Break will be the date on which he earned his first Hour of Service after he resumed Employment.



1.22 ERISA.  The Employee Retirement Income Security Act of 1974,

     as amended from time to time, and regulations and rulings

     issued under ERISA.



1.23 Fiduciary. A person or entity as defined in ERISA section


3(21).



1.24 Five-Year Break.  Five consecutive One-Year Breaks, which will cause the nonvested Participant to lose his pre-break

     Years of Service.



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1.25 Hours of Service.

     (a)  Periods of Credit.  Hours of Service will be credited for the following:

          (1)  Working Hours.  Each hour for which the Employee

               is paid or entitled to payment of Compensation by

               an Employer for the performance of duties.

          (2)  Nonworking Hours.  Each hour for which the


               Employee is paid or is entitled to payment of

               Compensation by an Employer on account of a period

               of time during which no duties are performed due

               to vacation, holiday, illness, incapacity, layoff,

               jury duty, military duty, or leave of absence,

               whether or not his Employment has terminated.

          (3)  Back Pay.  Each hour for which back pay, without

               regard to mitigation of damages, is either awarded

               or agreed to by the Employer.


     (b)  Periods of No Credit.  Hours of Service will not be


          credited for the following:

          (1)  Nonpayment.  Periods during which the Employee is

               neither paid nor entitled to payment of

               Compensation.

          (2)  Limited Number.  Hours in excess of 501 in a

               single continuous period during which no duties

               are performed.

          (3)  Statutory Payments.  Hours for which payment is

               made or due under a plan maintained solely for the

               purpose of complying with workers' compensation,






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               unemployment compensation, or disability insurance

               laws.

          (4)  Back Pay.  Back pay where credit has already been

               given for the hours to which the back pay relates.

          (5)  Medical Expenses.  A payment which solely

               reimburses an Employee for medical or medically

               related expenses incurred by him.


     (c)  Crediting Hours of Service - General Rule.  Hours of

          Service will be credited to the period in which the

          duties to which they relate are performed, or the

          period when no duties are performed, as applicable.

          The Plan will use payroll records to determine Hours of

          Service for each Employee for whom the Employer records

          actual hours worked.  For the Employee for whom the

          Employer does not record actual hours worked, the Plan

          will credit 190 Hours of Service for each month in

          which he earns at least one Hour of Service.


     (d)  Crediting Hours of Service - Special Rules.  Hours of

          Service will be credited for the following types of

          leaves under the following special rules:

          (1)  Parental Leave.  Solely for purposes of

               determining whether a One-Year Break has occurred,

               the Plan will treat as Hours of Service periods

               during which an Employee is absent from work by





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               reason of pregnancy, child birth, child adoption,

               and/or child care immediately following birth or

               adoption.  The number of Hours of Service credited

               to the Employee will be the number of hours that

               would have been credited if the absence had not

               occurred, or if such number cannot be determined,

               then eight Hours of Service will be credited for

               each day of the absence, provided that the total

               number of such Hours of Service will not exceed

               501.  Such Hours of Service will be credited to

               the Plan Year in which the absence begins only if

               that credit is necessary to avoid a One-Year Break

               in that Plan Year; otherwise, credit will be given

               in the immediately following Plan Year.  No credit

               will be given under this subsection unless the

               Employee timely provides to the Committee all

               information reasonably required to establish (A)

               that the absence is for a reason described in this

               subsection, and (B) the number of days of absence

               attributable to such reason.


          (2)  Military Leave.  In calculating a Participant's

               Hours of Service for purposes of determining the

               nonforfeitability of a Participant's Accrued

               Benefit, eligibility to participate and benefit

               accrual purposes, a Participant shall be deemed to

               have earned a number of Hours of Service equal to

               the product of (A) the number of calendar months

               (or a fraction thereof) that the Participant was

               absent from employment with his Employer due to

               Military Leave, and (B) the average Hours of

               Service per month the Participant earned during

               the 12-month period immediately preceding the




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               Military Leave (or, if shorter, the period of the

               Participant's employment with his Employer

               immediately preceding the Military Leave).


          (3)  Authorized Leave of Absence.  Solely for purposes

               of determining whether a Participant has earned

               501 Hours of Service and of determining the

               nonforfeitability of a Participant's Accrued

               Benefit and Eligibility to participate, the Plan

               will give him credit for eight hours for each day

               of his leave granted under the Family and Medical

               Leave Act.



1.26 Interest Credit.  The amount credited to the Participant's

     Cash Balance Account as of the last day of each Plan Year,

     which amount is calculated by multiplying his year-end

     Account Balance by the Interest Credit Percentage for the

     Plan Year, as described in Plan section 3.1(c).



1.27 Interest Credit Percentage.  The interest rate used to

     calculate Interest Credits for each Plan Year, which rate is determined as of the first day of the Plan Year and is based on the average rate paid on 12-month Treasury Bills during the month of November in the preceding year, plus one

     percent, as described in Plan section 3.1(c).



1.28 Investment Manager.  A person or entity, other than the




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     Trustee or a Named Fiduciary, that has the power to acquire and dispose of Plan assets and that is either

     (a)  an investment advisor registered under the Investment

          Advisors Act of 1940;

     (b)  a bank as defined in the Investment Advisors Act of

          1940; or

     (c)  an insurance company qualified to manage assets of

          retirement plans or perform similar functions under the

          laws of more than one state;

     and that acknowledges in writing that it is a Fiduciary with respect to the Plan.



1.29 Leased Employee.  Any person (other than an employee of an

     Employer) who pursuant to an agreement between an Employer and any other entity that is not a member of the Employer's

     Controlled Group ("leasing organization") has performed

     services for an Employer, on a substantially full-time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of an Employer.  Effective for Plan Years beginning on and after January 1, 1997, the phrase "of a type

     historically performed by employees in the business field of an Employer" at the end of the preceding sentence is

     replaced by the phrase "under the primary direction or

     control of an Employer."  Contributions or benefits provided a Leased Employee by the leasing organization which are

     attributable to services performed for an Employer shall be treated as provided by an Employer.



1.30 Military Leave.  The performance of duty on a voluntary or



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     involuntary basis in a Uniformed Service under competent

     authority and includes active duty, active duty for

     training, initial active duty for training, inactive duty

     training, full-time National Guard duty, a period for which a person is absent from a position of employment for the

     purpose of an examination to determine the fitness of the

     person to perform such duty, and any other absence

     qualifying as "service in the uniformed services" within the meaning of USERRA.  Notwithstanding the foregoing, Military

     Leave does not include service in a Uniformed Service that terminates as a result of separation of the Participant from such Uniformed Service under other than honorable

     conditions, as set forth in USERRA.



1.31 Monk-Austin Plan.  The Monk-Austin Profit Sharing Plan.



1.32 Normal Retirement Age.  The Participant's 65th birthday.




1.33 Normal Retirement Date.  The first day of the month or after the Participant's 65th birthday.



1.34 One-Year Break.  A Plan Year during which the Participant fails to earn at least 501 Hours of Service.




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1.35 Participant.  An Employee participating in the Plan under

     Plan section 2.1; provided that the term Participant is

     sometimes used to include vested terminated and retired

     Participants who have Account Balances.  Where the context indicates, the term Participant includes persons claiming

     benefits accrued by a Participant.



1.36 Plan.  The Dimon Incorporated Cash Balance Plan, as amended from time to time and as set forth in this document, which was named Retirement Plan for Employees of Dibrell Brothers and Subsidiary Companies until the July 1, 1996, Effective

     Date of this restatement.



1.37 Plan Administrator.  The Committee is the Plan

     Administrator.



1.38 Plan Year.  The calendar year.




1.39 Qualified Domestic Relations Order.  A judgment, decree,

     order, or approval of a property settlement agreement

     entered on or after January 1, 1985, that

     (a)  relates to the provision of child support, alimony

          payments, or marital property rights to an Alternate

          Payee;

     (b)  is made pursuant to a state domestic relations or

          community property law;

     (c)  creates or recognizes the right of, or assigns the




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          right to, an Alternate Payee to receive all or a

          portion of the benefit payable with respect to the

          Participant under this Plan;

     (d)  clearly specifies (1) the name and last known mailing address (if available) of the Participant and the name

          and mailing address of each Alternate Payee, unless the

          Plan Administrator has reason to know the address

          independently of the Order; (2) the amount or

          percentage of the Participant's benefits to be paid by

          the Plan to each Alternate Payee or the manner in which

          such amount or percentage is to be determined; (3) the

          number of payments or period to which the Order

          applies; and (4) each plan to which the Order applies;

     (e)  does not require the Plan to provide any type or form of benefit, or any option, not otherwise provided under

          the Plan;

     (f)  does not require the Plan to provide increased benefits

          (that is, does not provide for the payment of benefits

          in excess of the actuarial equivalent of the benefits

          to which the Participant would be entitled in the

          absence of the Order); and

     (g)  does not require the payment of benefits to an

          Alternate Payee that are required to be paid to another

          Alternate Payee under another order determined

          previously to be a Qualified Domestic Relations Order.



     A domestic relations order entered before January 1, 1985,

     is a Qualified Domestic Relations Order if payment of Plan benefits pursuant to that order have begun by January 1,

     1985, regardless of whether the order satisfies the

     requirements of Code section 414(p), and even if payments



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     have not begun by January 1, 1985, pursuant to such an

     order, it may still be treated as a Qualified Domestic

     Relations Order even though it does not satisfy the

     requirements of Code section 414(p).



     For purposes of this Plan section, Alternate Payee means a

     Participant's Spouse, former Spouse, child, or other

     dependent who is recognized by a Qualified Domestic

     Relations Order as having a right to receive all or a

     portion of the benefits payable under the Plan with respect to the Participant.



1.40 Retirement Credit.  The amount credited for each Plan Year to the Cash Balance Account of each eligible Participant,

     under the formula described in Plan section 3.1(b).



1.41 Retirement Credit Percentage.  A percentage based on the sum of the Participant's attained age and Years of Service

     earned as of the applicable date, as set forth in the table in Plan section 3.1(b).



1.42 Spouse or Surviving Spouse.  The individual to whom the

     Participant is legally married as of the earlier of his date of death or his Benefit Commencement Date.  To the extent

     provided in a Qualified Domestic Relations Order, a former



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     spouse will be treated as the Participant's Spouse or

     Surviving Spouse for purposes of the survivor annuity

     requirements.



1.43 Termination Date.  The date the Employee ends his Employment for any reason.



1.44 Trust (or Trust Fund).  The fund maintained under the trust agreement executed between the Company and the Trustee, as amended from time to time, which is an integral part of this

     Plan.



1.45 Trustee.  Such individuals or entities as may be appointed by the Board to hold the assets of the Trust Fund pursuant to the terms of a trust agreement.



1.46 Uniformed Service.  The Armed Forces; the Army National

     Guard and the Air National Guard when engaged in active duty for training, inactive duty training, or full-time National

     Guard duty; the commissioned corps of the Public Health

     Service; and any other category of persons designated by the

     President of the United States in time of war or emergency.



1.47 USERRA.  The Uniformed Services Employment and Reemployment

     Rights Act of 1994.



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1.48 Years of Service.  An Employee will be credited with one-

     twelfth of a Year of Service for each calendar month during which he is employed by an Employer.  A period of employment with an Employer begins on the date on which the Employee

     commences employment (or the date on which he is reemployed)

     with an Employer and ends on the date of this termination of employment for any reason.  The crediting of Years of

     Service is subject to the following rules:

     (a)  Seasonal and Part-Time Employees.  An Employee who is

          scheduled to work fewer than five months per year or

          fewer than 20 hours per week will be credited with a

          Year of Service for each Plan Year in which the

          Employee earns at least 1,000 Hours of Service.

     (b)  Service With a Controlled Group Member.  Each Employee

          will receive vesting and eligibility credit for Years


          of Service for the period of his employment with any

          Controlled Group member, whether or not it has adopted

          the Plan, beginning on the later of the date he began

          employment or the date the member became part of the

          Controlled Group.

     (c)  Service Before an Employer Adopted the Plan.  The

          Committee will determine any Years of Service to be

          credited for periods of employment with an Employer

          before it adopted the Plan, to the extent credit is not

          required under subsection (a).



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     (d)  Service with Monk-Austin.  Each Employee will receive vesting, and eligibility and benefit accrual credit for

          Years of Service for the period of his service with

          Monk-Austin before the Company acquired that Employer,

          equal to the number of years of vesting credit he had

          earned under the Monk-Austin Plan as of the acquisition

          date.

     (e)  Employment Before a Five-Year Break.  The nonvested


          Participant who incurs a Five-Year Break will lose all

          his credit for Years of Service earned before his Five-

          Year Break.  The vested Participant will retain all his

          credit for Years of Service regardless of the number of

          his One-Year Breaks.



                                19
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                            ARTICLE 2

                           ELIGIBILITY




2.1  Eligibility.  Each Employee who participated in either the

     Dibrell Plan or the Monk-Austin Plan as of June 30, 1996,

     and each Employee who was hired between July 1 and December

     31, 1995, will become a Participant in this Plan as of July

     1, 1996, provided that he is an Employee as of that date.

     Each other Employee will begin participating in the Plan as of the first January 1 or July 1 after he has completed six months of Employment and, in the case of an Employee who is scheduled to work fewer than five months per year (a

     "seasonal Employee") or fewer than 20 hours per week (a

     "part-time Employee"), also completed 1,000 Hours of Service during either an Employment anniversary year or a Plan Year.

      If a seasonal Employee or a part-time Employee did not

     complete 1,000 Hours of Service during his first six months of Employment but did complete 1,000 Hours of Service during his first 12 months of Employment or during his first

     completed Plan Year, his participation will be retroactive to the first January 1 or July 1 after he completed six

     months of Employment.  For purposes of eligibility,

     Employees will receive credit for periods of service with

     any Controlled Group member while it was in the Controlled

     Group.




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2.2  Participation Upon Reemployment.


     (a)  Vested Participants.  The vested terminated Participant who resumes Employment at any time will resume

          participation as of the date he resumes Employment and

          will retain his pre-break Years of Service.


     (b)  Nonvested Participants.

          (1)  Before Five-Year Break.  The nonvested terminated

               Participant who resumes Employment before he

               incurs a Five-Year Break will resume participation

               as of the date he resumes Employment, and will

               retain his pre-break Years of Service.

          (2)  After Five-Year Break.  The nonvested terminated

               Participant who resumes Employment after he has

               incurred a Five-Year Break will not retain his

               pre-break Years of Service and will be treated as

               a new Employee under Plan section 2.1.


     (c)  Nonparticipating Employees.


          (1)  Before Five-Year Break.  The nonparticipating

               terminated Employee who resumes Employment before

               he incurs a Five-Year Break will retain credit for

               his Years of Service earned before his Termination

               Date.  If he met the eligibility requirements

               under Plan section 2.1 as of his Termination Date,

               he will begin participating as of the date he

               resumes Employment.  Otherwise, he will begin

               participating as of the January 1 or July 1





                                21
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               following the date when he has met the eligibility

               requirements taking into account his pre-break

               Employment.

          (2)  After Five-Year Break.  The nonparticipating

               terminated Employee who resumes Employment after

               he has incurred a Five-Year Break will not receive

               credit for his previous Employment for any purpose

               under the Plan and will be treated as a new

               Employee under Plan section 2.1.

     (d)  Reemployment Following Military Leave.  A Participant

          who is reemployed after an absence from employment due

          to Military Leave and whose reemployment satisfies the

          conditions required under USERRA shall be treated as

          not having incurred a Break in Service as a result of a

          period or periods of Military Leave.



2.3  Adoption of Plan by Controlled Group Member.  A Controlled


     Group member may adopt the Plan by appropriate action of its board of directors or authorized officer(s) or

     representatives(s), subject to approval by the Board.



2.4  Leased Employees.  Leased Employees will be treated as

     Employees to the extent required under Code section 414(n)

     (6) (A), but will not be eligible to participate in this

     Plan.  However, if an individual who is a Leased Employee

     becomes an Employee, he will receive credit for eligibility to begin participating under Plan section 2.1 and credit for




                               22
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     vesting under Plan section 3.2 for the period when he worked as a Leased Employee, unless (a) the Leased Employee was

     covered by a money purchase plan sponsored by the leasing

     organization, with 10 percent contributions and immediate

     participation and vesting, and (b) Leased Employees

     constitute no more than 20 percent of the Controlled Group's non-highly compensated employees (as defined in Code section

     414(q)).










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                            ARTICLE 3

                      CASH BALANCE ACCOUNTS




3.1  Allocations to Cash Balance Account.  A Cash Balance Account

     will be established for each active and inactive Participant to which the following amounts will be credited.

     (a)  Beginning Account Balance.  As of July 1, 1996, a

          Beginning Account Balance for each eligible Participant

          will be credited in the following amount.

          (1)  Dibrell Plan Participants.  Each Participant who

               participated in the Dibrell Plan before July 1,

               1996 will have a Beginning Account Balance in an

               amount equal to the Actuarial Equivalent lump-sum

               value (as defined in Plan section 1.4(b)) (as of

               July 1, 1996) of his accrued benefit under the

               Dibrell Plan calculated under the provisions of

               that Plan as in effect on June 30, 1996.

          (2)  Monk-Austin Plan Participants.  Each Participant

               who participated in the Monk-Austin Plan will have

               a Beginning Account Balance in an amount equal to

               one year's Retirement Credits, calculated by

               multiplying the Participant's Compensation earned

               from July 1, 1995, through June 30, 1996, by his

               Retirement Credit Percentage determined as of June

               30, 1996.

          (3)  Certain New Hires.  Each Participant whose




                               24
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




               Employment Date occurred between April 1, 1995,

               and June 30, 1995, and who was excluded from

               participation in the Dibrell Plan, will have a

               Beginning Account Balance in an amount equal to

               one-half year's Retirement Credits, calculated by

               multiplying his Compensation earned from January

               1, 1996 through June 30, 1996, by his Retirement

               Credit Percentage determined as of June 30, 1996.

     (b)  Annual Retirement Credits.  Each Participant will be

          credited with Retirement Credits based on his full and

          partial Years of Service determined as of his date of

          termination pursuant to Plan section 1.48.  In his

          final year of Employment, the Participant who has met

          the requirements for early retirement set forth in Plan

          sections 1.16 and 4.1(b) will receive a Retirement

          Credit based on his Compensation earned for the Plan

          Year.  For Plan Years beginning on or after January 1,

          1996, the Cash Balance Account of each eligible

          Participant will be credited with an amount calculated

          by multiplying his Compensation for the Plan Year by

          his Retirement Credit Percentage.  Each Participant's

          Retirement Credit Percentage is based on his attained

          age and Years of Service earned as of the last day of

          the Plan Year, or as of his Early Retirement Date if

          applicable, as set forth below:

               Total of Age and                Retirement
               Years of Service           Credit Percentage

                 Less than 40                     3.5%
                 40-49                            4.0%
                 50-59                            5.0%




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




               Total of Age and                Retirement
               Years of Service           Credit Percentage


                 60-69                            6.0%
                 70-79                            7.0%
                 80 or more                       8.0%


          However, the Committee will credit the Beginning

          Account Balances under subsection (a) by determining

          the Retirement Credit Percentages as of June 30, 1996.

           For the 1996 Plan Year, a Participant's Retirement

          Credit will be calculated by multiplying his

          Compensation earned from July 1, 1996, through December

          31, 1996 (or his earlier Termination Date), by his

          Retirement Credit Percentage determined as of December

          31, 1996.

     (c)  Interest Credits.  The Interest Credit Percentage for

          each Plan Year as of first day of the Plan Year will be

          based on the average rate paid on 12-month Treasury

          Bills during the month of November in the preceding

          Plan Year, plus one percent.  Each active and inactive

          Participant's Cash Balance Account will receive an

          Interest Credit as of the last day of each Plan Year,

          calculated by multiplying his Account Balance as of

          that date (determined before crediting any Retirement

          Credits for the Plan Year) by the Interest Credit

          Percentage for that Plan Year.  For the Participant

          whose Benefit Commencement Date occurs on any date

          during the Plan Year other than the last day of the

          Plan Year, a pro-rated Interest Credit in an amount

          equal to the product of the Account Balance as of that

          date multiplied by the Interest Credit Percentage for

          the Plan Year, and with that product multiplied by the

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



          ratio of whole months expired in the Plan Year over 12

          will be credited to such Participant's Cash Balance

          Account.

     (d)  Termination of Allocations.  No Participant will be

          credited with Retirement Credits or Interest Credits

          after his Benefit Commencement Date.

     (e)  Statement of Account Balances.  As soon as practicable after the end of each Plan Year, the Committee will

          provide to each Participant or Beneficiary (including

          any Surviving Spouse or Alternate Payee) for whom a

          Cash Balance Account is maintained, a statement showing

          all credits to and debits from the Account, and the

          current Account Balance.  The Committee may provide

          statements more frequently than annually, as it

          considers appropriate.



3.2  Vesting.  Each Participant who was fully vested in his

     benefit under either the Dibrell Plan or the Monk-Austin

     Plan as of July 1, 1996, the Effective Date of this amended and restated Plan, will be fully vested in his Account

     Balance under this Plan.  Each other Participant will become fully vested in his Account Balance as of the date he

     completes five Years of Service, taking into account any

     credit he may have under Plan section 1.41 for Employment

     before the Effective Date of this amended and restated Plan.



3.3  Disability Benefit.

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

     (a)  Continued Credits.  The Participant who terminates

          active Employment because of a Disability will continue

          to be credited with Retirement Credits and Interest

          Credits for each Plan Year that his Disability

          continues, until the earlier of his recovery date, date

          of death, Early Retirement Date if he elects to receive

          or begin receiving his Account Balance prior to his

          Normal Retirement Date, or his Normal Retirement Date.

           His Retirement Credits for each Plan Year that his

          Disability continues will be based on his Compensation

          for the last full Plan Year of his active Employment,

          and on his Retirement Credit Percentage determined

          under Plan section 3.1(b) as of his last day of active

          Employment.  He will continue to receive credit for

          Years of Service during his period of Disability for

          purposes of vesting.

     (b)  Recovery.  If the Disabled Participant recovers before his Normal Retirement Date and submits a good-faith

          application to resume active Employment within 30 days

          after his recovery date, he will be entitled to the

          Retirement Credits he earned during his period of

          Disability even if his Employer fails to rehire him and

          his recovery date will be his Termination Date.  If the

          Disabled Participant recovers and fails to submit a

          good-faith application to resume active Employment

          within 30 days after his recovery date, he will not be

          entitled to Retirement Credits for the period of his

          Disability, and his last day of active Employment will

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






          be his Termination Date.  A Disabled Participant who

          recovers before he has earned at least five Years of

          Service will not be entitled to receive any benefit

          under the Plan unless he resumes Employment and becomes

          vested in his Account Balance.

     (c)  Payment Date.  As soon as the Disabled Participant

          reaches his Early Retirement Date, he may elect to

          receive or begin receiving a benefit based on his

          Account Balance as of his Early Retirement Date.  If he

          does not elect early payment, the Plan will pay, or

          begin paying, his Account Balance as of his Normal

          Retirement Date.  He will not be credited with any

          Retirement Credits or Interest Credits after his

          Benefit Commencement Date.



3.4  Reemployment.


     (a)  Reemployment Before Receipt of Benefits.  The Account

          Balance of the Participant who terminates or retires

          and resumes Employment before he receives any payment,

          will be the sum of his Retirement Credits and Interest

          Credits earned before and after his break in

          Employment.

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




     (b)  Reemployment After Receipt of Benefits.


          (1)  Lump Sum Payment.  If a Participant terminates

               active Employment for any reason, receives a cash-

               out of his Accrued Benefit and then resumes

               Employment, the Committee will take his pre-break

               Years of Service into account in calculating his

               Retirement Credit Percentage credited to him

               following his reemployment for purposes of any

               subsequent Retirement Credits to his Account

               Balance.  He will be fully vested in the credits

               he receives after he resumes Employment.

          (2)  After Receipt of Monthly Payments.  If a

               Participant terminates or retires, receives

               monthly annuity payments, and then resumes

               Employment for at least 40 Hours of Service per

               month, the Plan will suspend his payments and will

               provide him the suspension-of-benefit notice

               described in Plan section 4.1(c) within one month

               after he resumes Employment.  The Plan will resume

               his payments as of his subsequent retirement date,

               based on his Accrued Benefit as of that date minus

               an amount equal to the Actuarial Equivalent value

               of the annuity payments he previously received.


     (c)  USERRA Benefits.  A Participant who is reemployed by an

          Employer after a period of Military Leave and whose

          reemployment satisfies the provisions of USERRA shall

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




          be entitled to Retirement Credits and Interest Credits

          for each Plan Year while such Participant is on

          Military Leave.  For purposes of determining a

          Participant's Accrued Benefit, such a Participant's

          Compensation while on Military Leave shall be

          determined as either (A) the Compensation the

          Participant would have received during the period of

          Military Leave had the Participant not incurred

          Military Leave, determined based on the Compensation

          the Participant would have received from the Employer

          but for the absence during Military Leave, or (B) if

          the Compensation the Participant would have received

          during the period of Military Leave is not reasonably

          certain, the Participant's average Compensation during

          the 12-month period immediately preceding the Military

          Leave (or, if shorter, the period of employment

          immediately preceding the Military Leave).

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






                            ARTICLE 4

                   PAYMENT ON ACCOUNT BALANCES




4.1  Payment Dates.  Vested Account Balances will be paid as of the following dates, in the form of payment that applies

     under Plan section 4.2 or 4.4.

     (a)  Termination Before Retirement.  Any Participant who is

          vested in his Account Balance may terminate Employment

          and elect to receive immediate payment of his Accrued

          Benefit.  The Participant whose Termination Date occurs

          before he has met the requirements for early

          retirement, set forth in subsection (b), may not elect

          an annuity other than the automatic form annuity

          described in Plan section 4.2.  If the terminated

          Participant does not elect earlier payment, his Accrued

          Benefit will be paid on (or beginning on) his Normal

          Retirement Date, under Plan section 4.2 or 4.4 as

          applicable.  However, if the present value of the

          Participant's Accrued Benefit does not exceed $3,500,

          he will receive a lump-sum payment equal to the present

          value of his Accrued Benefit as soon as practicable

          after his Termination Date.


     (b)  Early Retirement.  The Participant whose Termination

          Date occurs after he has both reached age 55 and

          completed 10 Years of Service will be credited with a

          Retirement Credit for the Plan Year in which his

          Termination Date occurs, based on his Compensation for

          the Plan Year.  The Participant who has reached his

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






          Early Retirement Date and elects early payment may

          elect either a lump sum or any annuity form described

          in Plan section 4.2 or 4.4.  However, if the present

          value of the Participant's Accrued Benefit does not

          exceed $3,500, he will receive a payment equal to the

          present value of his Accrued Benefit as soon as

          practicable after his Early Retirement Date.  See

          Addendum A for the early retirement provisions that

          apply to the Beginning Account Balances of Participants

          who participated in the Dibrell Plan before July 1,

          1996.

     (c)  Normal Retirement.  Each Participant's Normal

          Retirement Age is his 65th birthday, and his Normal

          Retirement Date is the first day of the month on or

          after his 65th birthday, whether or not he actually

          retires on that date.  If he is not already vested, he

          will become fully vested in his Cash Balance Account on

          his 65th birthday.  If the Participant has terminated

          or retired and has not elected earlier payment, the

          Plan will pay his Accrued Benefit either as an annuity

          beginning as of his Normal Retirement Date, or as a

          lump sum on that date, according to his election under

          Plan section 4.2 or 4.4.

     (d)  Delayed Retirement.  The Plan will suspend payment for the Participant who continues Employment after his

          Normal Retirement Date until the first day of the month

          on or after the date when he actually retires.  He will

          continue to receive Retirement Credits and Interest

          Credits under Plan section 3.1 until he retires.  The

          Committee will provide to each Participant who delays

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          retirement, no later than one month after his Normal

          Retirement Date, a written notice containing (1) a

          statement that he will not receive any benefit payments

          until he actually retires, but will receive an

          Actuarial Equivalent increase in his Account Balance

          for any month between his Normal Retirement Date and

          his actual retirement date when he earns fewer than 40

          Hours of Service, and for any month of active

          Employment after the calendar year in which he reaches

          age 70/ with an offset for the value of his continued

          accruals; (2) an explanation that his benefit payments

          are being suspended because he is continuing to earn

          Compensation; (3) a general description of this

          provision for delayed retirement and a photocopy of

          this Plan section; (4) a statement that applicable

          Department of Labor Regulations may be found in Section

          2530.203-3 of the Code of Federal Regulations; and (5)

          a statement that the Participant may seek review of his

          benefit suspension by invoking the claims procedures

          described in Plan section 10.8.

     (e)  Disability.  The Disabled Participant may elect to

          receive his Accrued Benefit at any time after he

          reaches his Early Retirement Date.  If he does not

          elect earlier payment, he will receive payment on, or

          beginning on, his Normal Retirement Date.

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



4.2  Automatic Form of Payment.


     (a)  Five Years Certain and Life Annuity.  The automatic

          form of benefit payable to the unmarried Participant

          will be the five years certain and life annuity

          described in Plan section 4.4(a).  The Participant may

          elect any optional form described in Plan section 4.4.

     (b)  Qualified Joint and Survivor Annuity.  The automatic

          form of benefit payable to the married Participant will

          be the Qualified Joint and Survivor Annuity, which is

          the 50 percent joint and survivor annuity described in

          Plan section 4.4(b) with the Participant's Spouse as

          the contingent annuitant.  After the death of the

          Participant whose benefit was subject to the Code

          section 415 limitation described in Plan section 6.1,

          the Plan will calculate the amount payable to the

          Surviving Spouse on the basis of the amount the

          Participant would have received if his benefit had not

          been subject to that limitation, but will not pay the

          Surviving Spouse a benefit that exceeds 100 percent of

          the amount the Participant had received.  The

          Participant may elect any optional form described in

          Plan section 4.4 but only if he has his Spouse's

          written consent obtained under the procedures described

          in this Plan section.  However, the Participant may

          elect to receive the 75 percent or 100 percent joint

          and survivor annuity with his Spouse as his contingent

          annuitant, and he will not be required to have his

          Spouse's consent to make the election.  See Addendum A

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          for Participants who terminated before August 23, 1984.


     (c)  Explanation of the Automatic Form Annuity.

          (1)  On his Information Date, a Participant will be

               notified in writing by first class mail or

               personal delivery of (A) a description of the

               terms and conditions of the Joint and Survivor

               Annuity, (B) the circumstances under which the

               Qualified Joint and Survivor Annuity will be

               effective, (C) the Participant's right to make,

               and the effect of, a decision to revoke the

               Qualified Joint and Survivor Annuity or the normal

               form of benefit and elect an optional form of

               benefit payment, (D) a general description of the

               eligibility conditions and material features of

               the optional forms of benefits under the Plan, (E)

               the rights of a Participant's Spouse, if any,

               under paragraph (2), (F) the Participant's right

               to make, and the effect of, a revocation of any

               election, (G) a general description of the

               financial effect of selecting an optional form of

               benefit payment and (H) sufficient additional

               information explaining the relative values of the

               optional forms of benefits under the Plan.  After

               his Information Date, a Participant must consent

               in writing to a distribution pursuant to Plan

               section 4.2 which begins on his Benefit

               Commencement Date.

          (2)  Except as provided in the following sentences, a

               Participant's Benefit Commencement Date is a date

               that is at least 30 days and not more than 90 days

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               after his Information Date.  The period in which a

               Participant may make an election or revocation

               with respect to the form in which benefits may be

               paid hereunder shall be made during the period

               beginning with his Information Date and ending on

               his Benefit Commencement Date.  In no event,

               however, shall a Participant have less than 30

               days following the date the general information

               regarding optional forms of benefit called for in

               paragraph (1) above is delivered or mailed (first

               class mail, postage prepaid) to him in which to

               make his election.  The preceding sentences to the

               contrary notwithstanding, A Participant may

               affirmatively elect to waive the minimum 30-day

               period, provided that he (A) receives adequate

               information describing his right to a 30-day

               election period and (B) may revoke such

               affirmative election under the later of his

               Benefit Commencement Date or the expiration of the

               seven-day period that begins with his Information

               Date.  A Participant whose Annuity Starting Date

               is before his Information Date may not commence

               distributions under the Plan until the expiration

               of the seven-day period that begins with his

               Information Date.

          (3)  If the Participant is married and if he elects or

               has elected a form of payment other than a

               Qualified Joint and Survivor Annuity, his election

               of an optional form of benefit payment is not

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               effective unless the Participant's Spouse consents

               in writing to the election and to the specific

               non-Spouse beneficiaries named in such election.

               The election must designate a specific

               beneficiary, including any class of beneficiaries,

               which may not be changed without spousal consent

               (or the Spouse expressly permits designations by

               the Participant without further spousal consent).

                The Spouse's consent must acknowledge the effect

               of the Participant's election and must be

               witnessed by a Plan representative or notary

               public.  A consent that permits designations by

               the Participant without any requirement of further

               consent by such Spouse must acknowledge that the

               Spouse has the right to limit consent to a

               specific beneficiary, and a specific form of

               benefit, where applicable, and that the Spouse

               voluntarily elects to relinquish either or both of

               such rights.  In addition, a Participant's waiver

               of the Qualified Joint and Survivor Annuity shall

               not be effective unless the election designates a

               form of benefit which may not be changed without

               spousal consent (or the Spouse expressly permits

               designations by the Participant without any

               further spousal consent).  However, the consent of

               a Spouse will not be required if the Participant

               establishes to the satisfaction of the Plan

               Administrator that such written consent cannot be

               obtained because there is no Spouse or because the

               Spouse cannot be located.  Any consent under this

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               subsection is valid only with respect to the

               Spouse who signed the consent.  Any evidence that

               the consent of a Spouse cannot be obtained is

               valid only with respect to that designated Spouse.



4.3  Election of Optional Form of Payment.  Subject to the

     restrictions described in section 4.2, the Participant who is entitled to elect an optional form of payment may elect,

     or revoke a previous election and make a new election,

     within the 90-day period ending on his Benefit Commencement

     Date, to receive his benefits in one of the forms described in Plan section 4.4.  Each election must be in writing on a form prescribed by the Committee.  The Participant may not elect any option with a non-Spouse beneficiary unless the

     present value of the payments expected to be made to the

     Participant complies with the incidental death benefit rule under Code section 401(a)(9)(G).



4.4  Description of Forms of Payment.  The value of each of the following annuity forms of payment will be the Actuarial

     Equivalent of the Participant's Accrued Benefit, and each

     form of annuity payment will be the Actuarial Equivalent of the benefit that would be payable to the Participant as a

     five years certain and life annuity.

     (a)  Single Life Annuity.  The single life annuity is an

          increased monthly benefit that begins on the

          Participant's Benefit Commencement Date and is payable

          throughout his lifetime, ending with the last payment



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          due on the first day of the month in which his death

          occurs.

     (b)  Joint and Survivor Annuity.  The joint and survivor

          annuity is a reduced monthly benefit beginning on the

          Participant's Benefit Commencement Date and payable

          throughout his lifetime, with either 50 percent, 75

          percent or 100 percent of that monthly amount

          continuing for life to his contingent annuitant,

          beginning on the first day of the month following the

          Participant's date of death.

     (c)  Five Years Certain and Life Annuity.  The five years

          certain and life annuity is an unreduced monthly

          benefit beginning on the Participant's Benefit

          Commencement Date and payable throughout his lifetime,

          ending with the last payment due on the first day of

          the month in which his death occurs; provided that if

          the Participant dies within the five-year period

          following his Benefit Commencement Date, payments will

          continue to his beneficiary for the remainder of the

          five-year period.  If the beneficiary dies within the

          five-year period and there is no surviving contingent

          beneficiary, then the Actuarial Equivalent of any

          remaining monthly payments will be paid in a lump sum

          to the beneficiary's estate.

     (d)  Ten Years Certain and Life Annuity.  The ten years

          certain and life annuity is a reduced monthly benefit

          beginning on the Participant's Benefit Commencement

          Date and payable throughout his lifetime, ending with

          the last payment due on the first day of the month in

          which his death occurs; provided that if the



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          Participant dies within the 10-year period following

          his Benefit Commencement Date, payments will continue

          to his beneficiary for the remainder of the 10-year

          period.  If the beneficiary dies within the 10-year

          period and there is no surviving contingent

          beneficiary, then the Actuarial Equivalent of any

          remaining monthly payments will be paid in a lump sum

          to the beneficiary's estate.

     (e)  Lump Sum Payment.


          (1)  Over $3,500.  If the present value of the

               terminated or retired Participant's Accrued

               Benefit is greater than $3,500, he may elect to

               receive a single sum payment, with Spousal consent

               if he is married.  The Plan will offer this form

               of payment regardless of age, and will

               simultaneously offer to the Participant or

               Surviving Spouse (but not to any other

               beneficiary) an immediate annuity in the automatic

               form, or if the Participant has reached his Early

               Retirement Date under the Plan, will offer all

               annuity forms provided under the Plan.

          (2)  Not Over $3,500.  If the present value of the

               Participant's Accrued Benefit is not over $3,500,

               the Committee will make a lump sum payment to him

               as soon as practicable after his Termination Date.

          (3)  Nonvested Participant.  Regardless of the present

               value of his Accrued Benefit, the Committee will



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               treat each nonvested Participant as having

               received a constructive cash-out of his entire

               Accrued Benefit as of his Termination Date, and if

               he resumes Employment before he incurs a Five-Year

               Break will treat him has having repaid his

               constructive cash-out as of the date he resumes

               Employment.

          (4)  Direct Rollover of Lump Sum Payments.  The

               Participant who receives a lump sum payment may

               instruct the Committee to roll over all or part of

               his lump sum payment to another qualified

               retirement plan or to an individual retirement

               account (IRA).  The Participant must timely

               provide in writing all information required to

               effect the rollover.  If the lump sum payment is

               greater than $3,500, the Spouse's consent will be

               required.  A Surviving Spouse or Alternate Payee

               under a Qualified Domestic Relations Order who

               receives a lump sum payment may instruct the

               Committee to roll over all or part of the payment

               to an IRA, and must timely provide in writing all

               information required to effect the rollover.  The

               Committee will provide timely notice of the right

               to make a direct rollover.  However, lump sum

               payments less than $200, and minimum annual

               amounts required to be paid under Plan section

               4.6, will not be eligible for direct rollover.



4.5  Effect of Death on Forms of Payment.


     (a)  Death of Spouse or Beneficiary Before Benefit



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          Commencement Date.  If the Participant's benefit is

          payable in any form with a survivor benefit and his

          Spouse or designated beneficiary dies before his

          Benefit Commencement Date, the survivor form of payment

          will not become effective, and he will instead receive

          his retirement benefit as a five years certain and life

          annuity unless he properly elects another form before

          his Benefit Commencement Date.


     (b)  Death of Participant Before Benefit Commencement Date.

          If the Participant's benefit is payable in any form

          with a survivor benefit and he dies before his Benefit

          Commencement Date, his Spouse or other beneficiary will

          not be entitled to any benefits under any such form.

          His Surviving Spouse will be entitled only to the

          preretirement death benefit payable under Article 5.

     (c)  Death of Spouse or Beneficiary After Benefit

          Commencement Date.  If the Participant's benefit has

          begun in any form with a survivor benefit and his

          Spouse or other beneficiary dies before he does, he

          will continue to receive his benefit in the form

          elected as of his Benefit Commencement Date.

     (d)  Death of Participant After Benefit Commencement Date.

          If the Participant dies after his Benefit Commencement

          Date, no death benefit will be payable except to the

          extent provided under the form of benefit he was

          receiving as of the date of his death.



4.6  Designation of Beneficiaries.



                               43
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     (a)  Procedure.  Each Participant, with the written consent of his Spouse if required under Plan section 4.2, may

          designate one or more beneficiary(s) to receive any

          benefits which may be payable in the event of his

          death.  The Participant may revoke or change his

          designation from time to time by filing the proper form

          with the Committee, and each change will revoke all his

          prior designations.  To be effective, each designation,

          revocation or change must be made in writing on a form

          provided by the Committee and must be signed and filed

          with the Committee before the earlier of the

          Participant's Benefit Commencement Date or date of

          death; provided that the Participant who receives the

          five-years or ten-years certain and life annuity may

          change his beneficiary at any time before his death.

          Unless the Spouse has executed a general consent under

          Plan section 4.2(d), the married Participant must

          obtain his Spouse's written consent each time he

          changes his designation of beneficiary.  The

          Participant who elects a joint and survivor annuity

          form of payment may designate only a single primary

          beneficiary.  The Participant who elects the five-years

          or ten-years certain and life annuity may name one or

          more primary beneficiaries and one or more contingent

          beneficiaries, and must state the percentage payable to

          each.

     (b)  Payment to Minor or Incompetent Beneficiaries.  In the

          event the deceased Participant's beneficiary is a

          minor, or is legally incompetent, or cannot be located

          after reasonable effort, the Committee will make



                               44
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          payment to the court appointed guardian or

          representative of such beneficiary, or to a trust

          established for the benefit of such beneficiary, as

          applicable.

     (c)  Judicial Determination.  In the event the Committee

          considers it necessary, it may have a court of

          applicable jurisdiction determine to whom payments

          should be made, in which event all expenses incurred in

          obtaining the determination may be charged against the

          payee.



4.7  Payment to Participant's Representative.  If the Participant

     is incompetent to handle his affairs on his Benefit

     Commencement Date or thereafter, or cannot be located after reasonable effort, the Committee will make payment(s) to his court-appointed personal representative, or if none is

     appointed the Committee may in its discretion make payments to his next-of-kin; provided that the Committee may request a court of competent jurisdiction to determine the payee, in which event all expenses incurred in obtaining the

     determination may be charged against the payee.  Such

     payments, to the extent made, shall be a complete discharge of any liability for such payments under the Plan.



4.8  Unclaimed Benefits.  In the event the Committee cannot

     locate any person entitled to receive the Participant's

     vested Accrued Benefit, with reasonable effort and after a



                               45
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     period of five years, his Accrued Benefit will be forfeited but will be reinstated within 60 days after he is located,

     as required under Treasury Regulation section 1.401(a)-14(d)

     or any other applicable law.  The Committee will pay any

     required retroactive payment in a single sum without any

     adjustment for interest.



4.9  Required Distribution Rules.  The required distribution rules under Code section 401(a)(9) are set forth in Addendum

     B.








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                            ARTICLE 5

                  PRERETIREMENT DEATH BENEFITS




5.1  Married Vested Participants.  The Surviving Spouse of the

     vested Participant who dies before his Benefit Commencement

     Date will receive the qualified preretirement death benefit described in this Plan section.  See Addendum A for

     Participants who terminated before August 23, 1984.

     (a)  Coverage for Surviving Spouse Only.  The preretirement death benefit coverage will become effective on the

          later of (1) the date the Participant becomes vested,

          or (2) the date he becomes married.  The coverage will

          remain in effect until the earlier of (1) the date the

          Participant becomes unmarried for any reason, (2) the

          Participant's date of death, or (3) the Participant's

          Benefit Commencement Date.  The coverage will remain in

          effect whether or not the Participant continues in

          Employment.  The Plan will provide the death benefit

          without any charge for the cost of coverage and without

          reduction in the benefit payable to the Participant or

          Surviving Spouse to account for the cost of coverage.

     (b)  Amount of Spouse's Preretirement Death Benefit.  The

          Surviving Spouse of the Participant who dies before his

          Benefit Commencement Date will receive a survivor

          benefit equal to the greater of (i) the Actuarial

          Equivalent value equal to one-half the amount that

          would have been payable to the Participant as a 50



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          percent joint and survivor annuity as of his Normal

          Retirement Date (determined without regard to the Code

          section 415 limitations described in Plan section 6.1),

          based on his Accrued Benefit as of his date of death or

          (ii) the value of his Account Balance as of his date of

          death.  If the survivor benefit has a present value not

          over $3,500, the Committee will pay the entire benefit

          to the Surviving Spouse in a lump sum payment as soon

          as practicable after the Participant's death, and will

          not obtain the Spouse's consent to the payment.  If the

          Actuarial Equivalent present value is over $3,500, the

          Surviving Spouse may elect to receive a lump sum

          payment in an amount equal to the greater of the

          present value of his Accrued Benefit or his Account

          Balance, or to begin receiving annuity payments, as of

          the first day of any month following the Participant's

          date of death.  If the Spouse does not elect earlier

          payment, the Benefit Commencement Date for the survivor

          benefit will be the Participant's Normal Retirement

          Date.  The Plan will make annuity payments as of the

          first day of each month, with the last payment due on

          the first day of the month in which the Spouse's death

          occurs.



5.2  Unmarried Participant or Nonvested Participant.  The

     Participant who either does not have a Surviving Spouse, or is not vested on his date of death, will not have any

     preretirement death benefit coverage under the Plan.




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                            ARTICLE 6

                 LIMITATIONS ON BENEFIT AMOUNTS




6.1  Code Section 415 Limits.  In no event will the annual

     benefits payable to any Participant exceed the Code Section

     415 Limit described in this Plan section.

     (a)  Applicable Definitions.  For purposes of this Plan

          section, the following terms will have the meanings set

          forth below.

          (1)  Adjusted Accrued Benefit.  The Participant's

               Accrued Benefit after the adjustments described in

               subsection (b), which is the amount to which the

               Code Section 415 Limit will be applied.

          (2)  Code Section 415 Limit.  For each Participant, the

               lesser of:

               (A)  Dollar Limit.  $90,000 (as indexed to the CPI

                    as of the first day of each Limitation Year

                    beginning in 1988), with the indexed limit

                    for each Limitation Year applied to benefits

                    in pay status.

               (B)  Percentage Limit.  100 percent of his average

                    Compensation as defined below for the three

                    consecutive calendar years when his

                    Compensation was highest.

               (C)  Other.  Such other limitations as may be set

                    forth in Treasury Regulations from time to

                    time.

          (3)  Compensation.  For purposes of his Code Section



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               415 Limit, the Participant's Compensation includes

               all amounts received from the Employer for his

               performance of services and reported as taxable

               income on his Form W-2, within the meaning of

               Treasury Regulation section 1.415-2(d); and which

               amount includes salary reduction amounts under

               Code sections 125 and 401(k) effective January 1,

               1988.

          (4)  Controlled Group.  The Company and each member of

               the group of corporations or entities connected

               with the Company through common ownership of stock

               having more than 50 percent of the total combined

               voting power of all classes of stock entitled to

               vote, or more than 50 percent of the total value

               of shares of all classes of stock, within the

               meaning of Code sections 414(b) and (c).  For

               purposes of the Code Section 415 Limit, all

               Controlled Group members will be considered to be

               a single Employer.

          (5)  Limitation Year. The Plan Year.


          (6)  Social Security Retirement Age.  The age used as

               the Participant's retirement age under Section

               216(l) (4) of the Social Security Act.  Each

               Participant's Social Security Retirement Age will

               be the following age which relates to his year of

               birth:

               Year of Birth       Social Security Retirement Age


               Before 1938                   65 years
               1938-1954                     66 years
               After 1954                    67 years




                               50
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     (b)  Calculation of the Adjusted Accrued Benefit. Before

          application of the Code Section 415 Limit, each

          Participant's Accrued Benefit will be adjusted as

          follows:

          (1)  Aggregation of Benefits.  If the Participant has

               participated in any other qualified defined

               benefit plan maintained by an Employer, his

               accrued benefit under each such plan will be

               aggregated with his Accrued Benefit under this

               Plan.  If the Participant has participated in any

               qualified defined contribution plan maintained by

               an Employer, his Accrued Benefit will be subject

               to the combined plan limits described in

               subsection (d).

          (2)  Other Factors.  The calculation of the


               Participant's Adjusted Accrued Benefit will

               include any other relevant provision in the Plan,

               or requirement of law, in effect from time to

               time.

          (3)  Adjusted Accrued Benefit.  The product will be the

               Participant's Adjusted Accrued Benefit for

               purposes of applying the Code Section 415 Limit.

     (c)  Adjustments to the Code Section 415 Limits.  The

          Participant's Code Section 415 Limit, which will be

          applied to reduce his Adjusted Accrued Benefit if

          necessary, will be adjusted by any of the following



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          circumstances which apply to him.

          (1)  Grandfathered Code Section 415 Limit.  For

               benefits the Participant accrued under any

               qualified plan maintained by an Employer before

               the 1987 Plan Year, his Code Section 415 Limit

               will not be less than the following amount(s):

               (A)  Pre-1983 Accrued Benefit.  If before 1983 the

                    Participant had participated in one or more

                    qualified defined benefit plans to which an

                    Employer contributed, his Code Section 415

                    Limit will not be reduced to an amount less

                    than his aggregate accrued benefit under such

                    plan(s) as of the last day of the 1982

                    limitation year under such plan(s).

               (B)  Pre-1987 Accrued Benefit.  If before 1987 the

                    Participant had participated in one or more

                    qualified defined benefit plans to which an

                    Employer contributed, his Code Section 415

                    Limit will not be reduced to an amount less

                    than his aggregate accrued benefit under such

                    plan(s) as of the last day of the 1986

                    limitation year under such plan(s).

          (2)  Form of Payment.  The Code Section 415 Limit

               applies to benefits payable at the Participant's

               Social Security Retirement Age in the form of the

               single life annuity or the spousal 50 percent, 75

               percent or 100 percent joint and survivor annuity.

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               If benefits are paid in any other form, the Code

               Section 415 Limit will be reduced by the Actuarial

               Equivalent factor for that form of payment, using

               the greater of the interest rate used to calculate

               forms of payment under Plan section 1.4, or five

               percent.

          (3)  Reduced Limit for Early Retirement.  If the

               Participant begins benefit payments before his

               Social Security Retirement Age, his Dollar Limit

               will be reduced as follows:

               (A)  After Age 62.  If the Participant's benefit

                    payments begin on or after the date he

                    reaches age 62 but before the date when he

                    reaches Social Security Retirement Age, the

                    Dollar Limit will be reduced by an amount

                    equal to 5/9 of one percent for each of the

                    first 36 months that his Benefit Commencement

                    Date precedes his Social Security Retirement

                    Age (6-2/3 percent per year), and 5/12 of one

                    percent for each additional month that his

                    Benefit Commencement Date precedes his Social

                    Security Retirement Age (five percent per

                    year).


               (B)  Before Age 62.  If the Participant's benefit

                    payments begin before the date he reaches age

                    62, the Dollar Limit will be further reduced

                    by the lesser of the following factors: (i)

                    the ratio of the Plan's early retirement

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




                    factor as of his Benefit Commencement Date,

                    over the Plan's early retirement factor at

                    age 62, or (ii) an Actuarial Equivalent

                    reduction from age 62 to his age as of his

                    Benefit Commencement Date, using the

                    applicable mortality table and a five percent

                    interest rate.

          (4)  Increased Limit for Late Retirement.  The Plan

               does not actuarially increase the benefits payable

               to Participants who retire after they reach Social

               Security Retirement Age until the first day of the

               calendar year after the year in which the active

               Participant reaches age 70/.  Accordingly, the

               Dollar Limit does not increase after Social

               Security Retirement Age, except for the period of

               active Employment beginning on the first day of

               the calendar year after the year in which the

               active Participant reaches age 70/.  For that

               period, the Dollar Limit will be increased by the

               Actuarial Equivalent factors set forth in Plan

               section 1.4(b).

          (5)  Reduced Limit for Fewer Than 10 Years of

               Participation.


               (A)  Dollar Limit.  The Dollar Limit for the

                    Participant who has fewer than 10 years of

                    participation in the Plan will be computed by

                    multiplying $90,000 (as adjusted) by a

                    fraction, the numerator of which is the

                    number of his whole and partial years of

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




                    participation and the denominator of which is

                    10.

               (B)  Percentage Limit.  The Percentage Limit for

                    the Participant who has earned fewer than 10

                    Years of Service will be computed by

                    multiplying the amount of his average

                    Compensation for his three highest years by a

                    fraction, the numerator of which is the

                    number of his whole and partial Years of

                    Service and the denominator of which is 10.

          (6)  Special Rules for an Adjusted Accrued Benefit Not

               in Excess of $10.000.  If the Participant's

               Adjusted Accrued Benefit is not greater than

               $10,000, the full amount may be paid whether or

               not that amount exceeds his Percentage Limit, but

               only if (A) his annual benefit has not exceeded

               $10,000 in any previous Plan Year, and (B) he has

               never participated in a defined contribution plan

               maintained by an Employer.  However, if the

               Participant has fewer than 10 Years of Service,

               then his Adjusted Accrued Benefit will be limited

               by $10,000 multiplied by a fraction, the numerator

               of which is the number of his whole and partial

               Years of Service and the denominator of which is

               10, and he will receive this reduced amount.  If

               he elects a form of payment other than the single

               life annuity or spousal survivor annuity, his

               Adjusted Accrued Benefit will not be reduced by

               the Actuarial Equivalent factor for his elected

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




               form of payment.

     (d)  Combined Plan Limits.  If an Employee is a Participant

          at any time in both this Plan and any qualified defined

          contribution plan maintained by the Employer, and the

          sum of his Defined Benefit Fraction and his Defined

          Contribution Fraction is greater than 1.0, his benefit

          under this Plan will be reduced so that the sum of the

          fractions does not exceed 1.0.

          (1)  Defined Benefit Fraction.  The Participant's

               Defined Benefit Fraction for any Plan Year is a

               fraction, the numerator of which is his projected

               annual benefit under this Plan determined as of

               the last day of the Plan Year and the denominator

               of which is the lesser of:

               (A)  1.25 multiplied by $90,000 (as adjusted) and

                    the product multiplied by the ratio of the

                    Participant's Years of Service (not greater

                    than 10) over 10; or

               (B)  1.4 multiplied by his average Compensation

                    for the three consecutive calendar years when

                    his Compensation was highest.

          (2)  Defined Contribution Fraction.  Beginning in 1987,

               the Annual Addition includes all amounts allocated

               to the Participant's account(s) dollar-for-dollar,

               but his Annual Additions for previous Plan Years

               will not be recalculated to include amounts that

               were excludable under Code section 415 as it

               existed before 1987.  The Participant's Defined

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




               Contribution Fraction for any Plan Year is a

               fraction, the numerator of which is the sum of the

               Annual Additions to his account(s) for the Plan

               Year and all previous Plan Years during his

               Employment, and the denominator of which is the

               sum of the lesser of the following amounts for the

               Plan Year and all previous Plan Years during his

               Employment:

               (A)  1.25 multiplied by $30,000 (as adjusted to

                    the CPI beginning as of the date when the

                    Dollar Limit is adjusted up to $120,000), or

               (B)  1.4 multiplied by 25 percent of his

                    Compensation for the Plan Year.

               Alternatively, the Committee may authorize the use

               of any method permitted by Treasury Regulations

               from time to time to compute the Defined

               Contribution Fraction.

          (3)  Transition Rule for Computing the Defined

               Contribution Fraction.  To compute each

               Participant's Defined Contribution Fraction for

               Plan Years ending after 1982, the Committee may

               authorize the use of a denominator for all Plan

               Years ending before 1983, in an amount equal to

               the product of (A) the amount of the denominator

               for the Plan Year ending in 1982 under Code

               section 415 as it then existed, multiplied by (B)

               the transition fraction which is a fraction, the

               numerator of which is the lesser of (i) $51,875,

               or (ii) 1.4, multiplied by 25 percent of the

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               Participant's Compensation for the Plan Year

               ending in 1981, and the denominator of which is

               the lesser of (i) $41,500, or (ii) 25 percent of

               the Participant's Compensation for the Plan Year

               ending in 1981.

     (e)  Combining of Plans.  For purposes of applying the

          limitations described in this Plan section, all defined

          benefit plans maintained by any Employer (whether or

          not terminated) will be treated as one defined benefit

          plan, and all defined contribution plans maintained by

          any Employer (whether or not terminated) will be

          treated as one defined contribution plan; provided that

          the Percentage Limit will be applied separately to each

          defined benefit plan and will be applied under each

          plan by using the same period of consecutive calendar

          years (not more than three) as the period when the

          Participant's Compensation was greatest.

     (f)  Compliance With Code section 415.  The intent of this

          Plan section is that the maximum benefit payable to

          each Participant will be exactly equal to the maximum

          amount permitted under Code section 415.  If there is

          any discrepancy between this Plan section and Code

          section 415, then Code section 415 will prevail.



6.2  Restrictions on Benefits Payable to the 25 Highest-Paid

     Participants.


     (a)  Restricted Participants.  In each Plan Year, the total number of Participants whose benefit payments are

          restricted under this Plan section is limited to the 25



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          highly compensated employees and former employees

          (within the meaning of Code section 414(q)) with the

          greatest Compensation in the current or any prior Plan

          Year (the Restricted Participants).

     (b)  Restricted Amount.  For each Plan Year, the amount of benefits payable to each Restricted Participant will be

          limited to the annual amount that would be payable in

          the single life annuity form that is the Actuarial

          Equivalent of the Participant's Accrued Benefit and, if

          so, the Participant's other benefits (as described in

          Treasury Regulation section 1.401(a)(4)-5(6)(3)(iii)),

          unless either:

          (1)  the value of Plan assets remaining after payment

               to the Restricted Participant is at least 110

               percent of the value of current liabilities, or

          (2)  the value of benefits paid to the Restricted

               Participant is less than one percent of the value

               of current liabilities.

     (c)  Security for Restricted Amount.  In lieu of the

          restrictions described in this Plan section and to the

          extent permitted by applicable law, the Plan may permit

          each restricted Participant to provide security for any

          payments which exceed the annual amount that would have

          been payable as a single life annuity.

     (d)  Restriction Upon Plan Termination.  In the event the

          Plan terminates, the benefits payable to the restricted

          Participants will be limited to an amount that is not

          discriminatory under Code section 401(a)(4).



                               59
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6.3  Top-Heavy Rules.


     (a)  Applicable Definitions.  For purposes of this Plan

          section, the following terms will have the meanings set

          forth below.

          (1)  Aggregation Group.

               (A)  Required Aggregation Group.  Each of the

                    following qualified plans of the Controlled

                    Group is required to be aggregated for

                    purposes of determining top-heavy status: (i)

                    each plan in which a Key Employee is a

                    participant, and (ii) each other plan which

                    enables any plan with Key Employee

                    participants to meet the requirements of Code

                    section 401(a)(4) or 410.

               (B)  Permissive Aggregation Group.  Qualified

                    plans of the Controlled Group which are

                    required to be aggregated, plus such plans

                    which are not part of the Required

                    Aggregation Group but which satisfy the

                    requirements of Code sections 401(a)(4) and

                    410 when considered together with the

                    Required Aggregation Group.

          (2)  Determination Date.  For each Plan Year, the last

               day of the preceding Plan Year.

          (3)  Key Employee.  Any Employee or former Employee

               covered under the Plan who is, or at any time

               during the Plan Year in which occurs the

               Determination Date or any of the four preceding



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               Plan Years, has been either:

               (A)  one of the top 10 highest-paid owners of any

                    Employer or other Controlled Group member,

                    who both (i) owns more than a 1/2 percent

                    interest in value of the Employer or other

                    Controlled Group Member, and (ii) earns more

                    than $30,000 Compensation as indexed under

                    Code section 415(d),

               (B)  a five-percent owner of an Employer or other

                    Controlled Group member,

               (C)  a one-percent owner of an Employer or other

                    Controlled Group member having Compensation

                    of more than $150,000, or

               (D)  an officer (a high-level policy-making

                    executive) who received more than $45,000

                    Compensation as indexed under Code section

                    415(d), provided that the maximum number of

                    officers will be the lesser of (i) 50, or

                    (ii) the greater of three or 10 percent of

                    the total number of Employees.

          (4)  Non-Key Employee.  An Employee who is not a Key

               Employee.

          (5)  Top-Heavy Average Annual Compensation.  The

               Participant's average aggregate Compensation over

               the five consecutive calendar years (or actual

               number of consecutive years if fewer than five)

               after 1983 during which his Compensation was



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               highest, excluding any Compensation earned after

               the last Plan Year in which the Plan is top-heavy.

          (6)  Top-Heavy Group.  An Aggregation Group in which

               the sum of (A) the present value of cumulative

               Accrued Benefits for Key Employees under all

               defined benefit plans included in the group, and

               (B) the aggregate account balances of Key

               Employees under all defined contribution plans

               included in the group, exceeds 60 percent of a

               similar sum determined for all Employees.

     (b)  Determination of Top-Heavy Status.  The determination of top-heavy status for any Plan Year will be based on

          the actuarial valuation made as of the first day of the

          Plan Year in which the Determination Date occurs.  If

          benefits under all the Controlled Group plans accrue at

          the same rate, that accrual rate may be used; otherwise

          the present value of all Accrued Benefits will be

          determined by use of the fractional rule described in

          Code section 411(b)(1)(C).  The Plan will be treated as

          top-heavy for the tested Plan Year under the following

          rules:

          (1)  60-Percent Rule.  The Plan will be treated as top-

               heavy if the Actuarial Equivalent of the

               cumulative Accrued Benefits for Key Employees

               exceeds 60 percent of the Actuarial Equivalent of

               the cumulative Accrued Benefits for all Employees,

               with the Actuarial Equivalent of Accrued Benefits

               as determined under Code section 416(g).

          (2)  Top-Heavy Group Rule.  The Plan will be treated as



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               top-heavy if it is part of a Top-Heavy Group,

               provided that the Plan will not be considered top-

               heavy in any Plan Year in which the Plan is part

               of a Required or Permissive Aggregation Group that

               is not top-heavy.

     (c)  Plan Operation During Top-Heavy Status.

          Notwithstanding any other provision of the Plan, the

          following provisions will apply to Participants for any

          Plan Year in which the Plan is top-heavy:

          (1)  Minimum Benefit.  The Accrued Benefit of each

               active Non-Key Employee Participant will not be

               less than the lesser of (A) two percent of his

               Top-Heavy Average Annual Compensation multiplied

               by the number of his Years of Service, not in

               excess of 10, during the Plan Years in which the

               Plan is top-heavy; or (B) 20 percent of his Top-

               Heavy Annual Compensation.  The Participant will

               accrue this minimum benefit for each of his Years

               of Service earned while the Plan is top-heavy,

               regardless of the level of his Compensation during

               the Plan Year, or whether he remains in Employment

               until the last day of the Plan Year.  If the

               Employee also participates in a defined

               contribution plan maintained by an Employer, this

               Plan will provide the top-heavy minimum benefit.

          (2)  Minimum Vesting.  The Account Balance of each

               Participant who earns any Hours of Service after



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               the Plan becomes top-heavy will become vested

               under the following schedule:

               Years of Service         Vested Percentage


                 Fewer than 2                  0%
                   2                          20%
                   3                          40%
                   4                          60%
                   5                          80%
                   6                         100%


          (3)  Effect on Aggregate Defined Benefit and Defined

               Contribution Limits.  For the purpose of

               calculating the denominators of the Defined

               Benefit Fraction and Defined Contribution Fraction

               under Plan section 6.1(d), 1.0 will be substituted

               for 1.25 each place it appears, and the dollar

               amount $51,875 will be reduced to $41,500;

               provided that such substitutions will not be

               required if:

               (A) the Actuarial Equivalent of the cumulative

                   Accrued Benefits for Key Employees does not

                   exceed 90 percent of the cumulative Accrued

                   Benefits for all Employees as determined

                   under Code section 416(g), and

               (B) the minimum benefit described in subsection

                   (c)(1) is calculated by substituting three

                   percent for two percent, and 30 percent for

                   20 percent;

          and provided further that such substitution will be

          suspended for any Employee or former Employee so long



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          as he receives no benefit accruals under this Plan or

          any other qualified plan maintained by a Controlled

          Group employer.

     (d)  Plan Operation After Change in Top-Heavy Status.  If

          the Plan is top-heavy in a Plan Year and ceases to be

          top-heavy in a subsequent Plan Year, the following

          provisions will apply:

          (1)  Accrued Benefit.  The Participant's Accrued


               Benefit in each subsequent Plan Year will not be

               less than the minimum Accrued Benefit described in

               Plan section 6.3(c)(1), computed as of the end of

               the most recent Plan Year in which the Plan was

               top-heavy.

          (2)  Vested Percentage.  The Participant who became

               partially vested under the schedule set forth in

               Plan section 6.3(c)(2) before the end of the last

               Plan Year in which the Plan was top-heavy, will

               continue to have the vested percentage of his

               Account Balance which he has as of that date but

               will not have any additional vested percentage

               until he has completed five Years of Service;

               provided that the Participant who has completed at

               least three Years of Service before the end of the

               last Plan Year in which the Plan was top-heavy may

               elect to continue to have the vested percentage of

               his Account Balance determined under that vesting

               schedule instead of the five-year cliff vesting

               schedule described in Plan section 3.4(a)(2).



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     (e)  Cash-Out and Repayment.  The Participant who becomes

          partially vested under Plan section 6.3(c)(2),

          terminates Employment and receives a cash-out of the

          vested portion of his Account Balance under Plan

          section 4.5 and then resumes Employment, will be

          permitted to repay the amount of his cash-out plus

          interest at the interest rate prescribed under by Code

          section 411(a)(7)(C) as in effect on the date of his

          repayment; provided that full repayment must be made no

          later than the earlier of (1) the fifth anniversary of

          the date he resumes Employment, or (2) the occurrence

          of a Five-Year Break.  After timely repayment of his

          cash-out with all accrued interest, the Participant's

          Years of Service accrued before and after his period of

          absence will be aggregated.






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                            ARTICLE 7

                          CONTRIBUTIONS




7.1  Employer Contributions.  The Employers will make

     contributions in the amounts determined by the Committee to be necessary to provide benefits under the Plan, based on

     the recommendations of the Plan's actuary.  Employer

     contributions will be irrevocable and will be used only for the benefit of Participants and beneficiaries, except as

     provided in Plan sections 7.3 and 8.2.


     The Company reserves the right to establish and to change

     from time to time the method for funding benefits, either

     through the use of one or more trust agreements or one or

     more group annuity contracts or other forms of insurance

     contracts.



7.2  Participant Contributions.  Participants will neither be required nor permitted to make contributions to the Plan.



7.3  Return of Contributions to the Employers.  Contributions

     will be returned to the affected Employer(s) under the

     following circumstances:

     (a)  Mistake of Fact.  Any contribution made by mistake of fact will be returned to the affected Employer(s)

          within one year after the contribution is made.



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     (b)  Nondeductible.  All contributions are conditioned upon their deductibility under Code section 404 and will be

          returned to the affected Employer(s) within one year

          after any disallowance.



7.4  Actuarial Gains.  Forfeitures arising from any cause

     whatsoever will not be applied to increase the benefits any

     Participant would otherwise receive at any time before

     termination of the Plan, but will be applied to reduce

     Employer contributions for the current or subsequent Plan

     Years.







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                            ARTICLE 8

                 AMENDMENT, TERMINATION, MERGER




8.1  Amendment.


     (a)  Procedure.  The Board shall have the right by action

          documented in writing to modify, alter or amend the

          Plan or the Trust Agreement in whole or in part by a

          majority vote of its members at a meeting, by unanimous

          consent in lieu of a meeting or in any other manner

          permissible under applicable state law.  In addition,

          the Board may delegate to an appropriate officer, or

          officers of Dimon Incorporated, or committee, all or

          part of the authority to amend the Plan or the Trust

          Agreement.  The duties, powers and liabilities of the

          Trustee hereunder shall not be increased without

          written consent of the Board.

     (b)  Prohibited Amendments.  No amendment will be permitted which would have any of the following effects:

          (1)  Exclusive Benefit.  No amendment will permit any

               part of the Trust Fund to be used for purposes

               other than the exclusive benefit of Participants.

          (2)  Nonreversion.  No amendment will revest in any

               Employer any portion of the Trust Fund except such

               amount as may remain after termination of the Plan

               and satisfaction of all liabilities.



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          (3)  No Cutback.  No amendment will eliminate any

               optional form of benefit described in Plan section

               4.4 with respect to benefits accrued before the

               amendment.

          (4)  Early Retirement Subsidy.  No amendment will

               eliminate or reduce any retirement subsidy or

               retirement-type subsidy with respect to benefits

               accrued before the amendment, for Participants who

               either before or after the amendment meet the

               requirements for the subsidy.

     (c)  Limited to Active Participants.  Except as specifically stated in the amendment, no amendment will apply to any

          Employee whose Termination Date occurred before the

          effective date of the amendment.



8.2  Termination of the Plan.


     (a)  Right to Terminate.  While the Company expects to

          continue the Plan indefinitely, the continuance of the

          Plan is not assumed as a contractual obligation.  The

          Company reserves the right to discontinue its

          contributions to the Plan and to terminate the Plan at

          any time by action of its Board of Directors in

          accordance with the procedures set forth in Plan

          section 8.1(a).

     (b)  Full Vesting.  In the event of termination or partial termination, the Account Balance of each affected

          Participant, to the extent funded, will become fully

          vested as of the termination date.  For purposes of

          accelerated vesting, affected Participants will include



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          only those who are in active Employment as of the Plan

          termination date.  All nonvested Participants who

          terminated Employment before the Plan termination date

          will be considered to have received constructive cash-

          outs of their entire Account Balances under Plan

          section 4.4.

     (c)  Provision for Benefits Upon Plan Termination.  In the

          event of termination, subject to Board approval the

          Committee may in its discretion act as follows:

          (1)  Maintain the Trust.  The Committee may continue

               the Trust for so long as it considers advisable

               and so long as permitted by law, either through

               the existing trust agreement(s), or through

               successor funding media.

          (2)  Terminate the Trust.  The Committee may terminate

               the Trust, pay all expenses, and direct the

               payment of the benefits as allocated under

               subsection (d), either in the form of lump-sum

               distributions, installment payments, annuity

               contracts, transfer to another qualified plan, or

               any other form selected by the Committee, to the

               extent not prohibited by law.

     (d)  Allocation of Assets.  Upon termination, the Committee will allocate the assets that remain after payment of

          all Plan expenses, to Participants and to persons

          claiming under Participants, as provided in ERISA

          section 4044.

     (e)  Surplus Reversion.  Any assets that remain after all

          benefits under the Plan have been allocated will be

          returned to the affected Employer(s).





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8.3  Merger.  In the event of any merger or consolidation of the

     Plan with any other plan, or the transfer of assets or

     liabilities by the Plan to another plan, each Participant

     will be entitled to receive a benefit immediately after the merger, consolidation or transfer, if the Plan then

     terminated, which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer if the Plan had then

     terminated.






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                            ARTICLE 9

     APPOINTMENTS AND ALLOCATION OF FIDUCIARY RESPONSIBILITY




9.1  Named Fiduciary.  Dimon Incorporated is hereby designated and appointed the Named Fiduciary of the Plan.



9.2  Plan Administrator.  Dimon Incorporated is hereby designated and appointed Plan Administrator of the Plan.



9.3  Investment and Administrative Committee.  The Board shall appoint an Investment and Administrative Committee which

     shall be comprised at least three persons and which shall

     serve pursuant to the provisions of Article 11.  The Board shall have the power to remove a member of the Committee at its discretion.  In the event of a removal or if for any

     other reason there are less than three members of the

     Committee serving at any time, the Board shall as soon as

     practicable appoint a new member or members so that there

     shall be a minimum of three members.



9.4  Actuary.  The Committee shall designate as actuary for the

     Plan a person, actuarial firm or insurance company which

     maintains on its staff at least one person recognized by the

     Secretaries of Labor and Treasury as an enrolled actuary.



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     Such entity shall be engaged by the Plan Administrator on

     behalf of all Participants to perform valuations and provide such actuarial certifications and render such other services as may be necessary or desirable.



9.5  Accountant.  To the extent required by law, the Committee shall designate as accountant for the Plan a person or a

     firm which maintains on its staff at least one person

     recognized by the Secretaries of Labor and Treasury as an

     independent qualified public accountant.  Such entity shall be engaged by the Plan Administrator to perform (to the

     extent required by law) in accordance with generally

     accepted accounting principles such examination of the

     financial statements and other books and records of the Plan as it deems necessary to enable it to form and render an

     opinion as to whether the financial statements and schedules required by law to be included in the annual report of the

     Plan are presented fairly and in conformity with generally accepted accounting principles applied on a basis consistent with that of the preceding year and to render such other

     opinions and perform such other services with regard to the

     Plan as may be necessary or desirable.


9.6  Allocations of Fiduciary Responsibility.  The Named

     Fiduciary shall have the power to allocate fiduciary

     responsibilities among other fiduciaries and to designate



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     fiduciaries and nonfiduciaries to carry out fiduciary

     responsibilities in order to provide for the orderly

     operation and administration of the Plan.  Any allocation,

     delegation or other assignment of duties with regard to the

     Plan previously made is hereby confirmed and shall continue until such time as it is revoked, modified or altered by the

     Named Fiduciary.  The Named Fiduciary may permit any person or entity to whom any authority or control has been granted to further allocate, delegate or assign any or all such

     duties to such other person or entity as the Named Fiduciary may specify.  To the extent allowed by law, each fiduciary's responsibility is limited to the duties allocated as

     designated thereto.



9.7  General.


     (a)  A person or entity serving as a fiduciary to the Plan may employ one or more persons to render advice with

          regard to his fiduciary responsibilities hereunder.

     (b)  If the fiduciary is serving as such without

          compensation, reasonable expenses incurred by such

          fiduciary may be reimbursed by the Company or, at the

          discretion of the Company, from the Trust Fund.



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9.8  Fiduciary Discretion.  In discharging the duties assigned to it under the Plan, each fiduciary has the discretion to

     interpret the Plan; adopt, amend and rescind rules and

     regulations pertaining to their duties under the Plan; and

     to make all other determinations necessary or advisable for the discharge of their duties under the Plan.  Each

     fiduciaries' discretionary authority is absolute and

     exclusive if exercised in a uniform and nondiscriminatory

     manner with respect to similarly situated individuals.  The express grant in the Plan of any specific power to a

     fiduciary with respect to any duty assigned to it under the

     Plan must not be construed as limiting any power or

     authority of the fiduciary to discharge its duties.  A

     fiduciary's decision is final and conclusive unless it is

     established that the fiduciary's decision constituted an

     abuse of its discretion.





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                           ARTICLE 10

                       PLAN ADMINISTRATION




10.1 General.


     (a)  The Plan Administrator shall be responsible for the

          operation and administration of the Plan, except to the

          extent its duties are allocated to or assumed by other

          fiduciaries hereunder.

     (b)  The Plan Administrator shall establish rules and

          procedures to be followed by the Participants,

          beneficiaries and contingent annuitants in filing

          applications for benefits and for furnishing and

          verifying proofs necessary to establish age, Years of

          Service, Hours of Service, Compensation and any other

          matters required in order to establish their rights to

          benefits under the terms of the Plan.

     (c)  The Plan Administrator shall supply such full and

          timely information on all matters relating to the Plan

          as (1) the Actuary, (2) the Accountant, (3) the

          Committee and (4) the Trustee may require for the

          effective discharge of their respective duties.

     (d)  It shall be the duty of the Plan Administrator to

          handle the day-to-day operations of the Plan,

          including:  the enrollment of Participants; the

          distribution of booklets, notices and other information

          regarding the Plan; maintaining beneficiary designation

          forms; explaining the optional forms of benefit payouts

          which may be elected by a Participant under the Plan;

          forwarding the option election forms executed by

          Participants to the Trustee and communicating all other



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          matters relating to participation and entitlement to

          benefits to (1) the Actuary, (2) the Accountant, (3)

          the Committee and (4) the Trustee as may be necessary

          to enable them to discharge their duties under the

          Plan.  The Plan Administrator shall carry out these

          duties in a uniform, equitable and nondiscriminatory

          manner with regard to all Participants or beneficiaries

          under similar circumstances.



10.2 Disclosure.


     (a)  The Plan Administrator shall see that descriptions of the Plan are prepared for filing with the Department of

          Labor and shall make available to Participants and

          beneficiaries receiving benefits under the Plan a

          summary of the Plan at such place and at such times as

          may be required by Federal statutes and regulations

          issued thereunder.

     (b)  The Plan Administrator shall arrange for the

          preparation and filing of such annual reports,

          including financial statements of the Plan's assets and

          liabilities, schedules, receipts and disbursements and

          changes in financial position in such form, at such

          place and at such times as may be required by Federal

          statutes and regulations.  The Plan Administrator shall

          furnish annually to all Participants and beneficiaries



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



          receiving benefits under the Plan a copy of a summary

          of the financial statement of the Plan's assets and

          liabilities and schedules of receipts and disbursements

          and such other material as is necessary to fairly

          summarize the latest annual report at such times as may

          be required by Federal statutes and regulations.

     (c)  The Plan Administrator shall make available copies of the Plan, copies of any contracts relating to the Plan,

          descriptions of the Plan, and annual reports at its

          principal office for examination by any Participant and

          beneficiary receiving benefits under the Plan.

     (d)  Upon written request of any Participant or beneficiary receiving benefits under the Plan, the Plan

          Administrator shall furnish him a copy of the latest

          updated summary Plan description, latest annual report

          and a copy of the Plan.  The Plan Administrator may

          make a reasonable charge for the costs of furnishing

          such copies.



10.3 Annual Accountings.  To the extent required by law, the Plan

     Administrator shall engage, on behalf of all Participants,

     the independent qualified public accountant designated by

     the Board, to certify and render an opinion that the

     financial statements and schedules prepared in conjunction with the Plan are presented fairly and are in conformity

     with generally accepted accounting principles consistently applied.




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10.4 Actuarial Services and Certification.  The Plan

     Administrator shall engage the Actuary designated by the

     Committee to perform periodic actuarial valuations of the

     Plan to determine the amount of contributions necessary to maintain the Plan on an actuarially sound basis and in

     compliance with the minimum funding standards in effect from time to time.  An actuarial valuation of the Plan shall be made at least annually and annual certification of actuarial soundness shall be made as required by law.  The Plan

     Administrator shall provide, or cause the Actuary to

     provide, the Trustee with a copy of the results of each

     actuarial valuation and annual actuarial certification.  The

     Committee shall approve, in consultation with the Actuary,

     interest and mortality tables to be used to determine

     Actuarial Equivalents under the Plan.



10.5 Funding Policy.  The Committee in consultation with the

     Actuary shall establish a funding policy and method to carry out the objectives of the Plan.  To formulate and maintain such policy, the Committee and the Actuary shall consult at least annually and more frequently, if necessary, to review the short- and long-range financial needs of the Plan, the anticipated level of annual contributions and any material changes thereto occurring between actuarial valuations.  The results of such annual consultations shall be documented by the Committee or its designee and circulated annually in

     writing among the Committee and the Actuary.




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10.6 Expenses - Compensation.  Although it is not required to do so, it is Dimon Incorporated's present intention to pay the reasonable expenses incurred in the administration of the

     Plan.  However, in its discretion and as permitted by ERISA,

     Dimon Incorporated may direct that such expenses shall be

     paid by the Trustee out of the Trust Fund.  In no event,

     however, shall any Employee of the Company be entitled to

     compensation for his services with respect to the Plan other than his normal compensation received as an Employee and the reimbursement of his expenses incurred with respect to the

     Plan.



10.7 Directions to Trustee.  All directions from the Committee to the Trustee shall be in writing from the Chairman of the

     Committee or such other persons as may be appointed in

     writing by the Committee.  A Trustee shall rely on

     directions from such persons and shall act in accordance

     therewith, unless a Trustee knows or should know that the

     directions constitute a breach of such person's or its own obligations under the Plan.



10.8 Claims Procedure.

     (a)  All claims for benefits under the Plan shall be

          submitted to the Plan Administrator or such person as

          he may designate in writing, who shall have the initial

          responsibility for determining the eligibility of any



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          Participant or beneficiary for benefits.  All claims

          for benefits shall be made in writing and shall set

          forth the facts which such Participant or beneficiary

          believes to be sufficient to entitle him to the benefit

          claimed.  The Plan Administrator may adopt forms for

          the submission of claims for benefits in which case all

          claims for benefits shall be filed on such forms.

     (b)  On receipt of a claim, the Plan Administrator must

          respond in writing within 90 days.  If necessary, the

          Plan Administrator's first notice must indicate any

          special circumstances requiring an extension of time

          for the Plan Administrator's decision.  The extension

          notice must indicate the date by which the Plan

          Administrator expects to give a decision.  An extension

          of time for processing may not exceed 90 days after the

          end of the initial 90 day period.

     (c)  In the event a claim for benefits is denied or if the claimant has had no response to such claim within 60

          days of its submission (in which case the claim for

          benefits shall be deemed to have been denied), the

          claimant or his duly authorized representative, at the

          claimant's sole expense, may appeal the denial to the

          Committee within 60 days of the receipt of written

          notice of denial or 60 days from the date such claim is

          deemed to be denied.  In pursuing such appeal said

          claimant or his duly authorized representative,

          (1)  may request in writing that the Committee review

               the denial;

          (2)  may review pertinent documents; and



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          (3)  may submit issues and comments in writing.

     (d)  The decision on review shall be made within 60 days or within such longer time period as the claimant or his

          representative may request, but not later than 120 days

          after receipt of a request for review.  The decision on

          review shall be made in writing and shall include

          specific reasons for the decision, written in a manner

          calculated to be understood by the claimant and contain

          specific references to the provisions of the Plan on

          which such decision is based.









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                           ARTICLE 11

           THE INVESTMENT AND ADMINISTRATIVE COMMITTEE




11.1 Committee.  The Investment and Administrative Committee

     shall consist of not less than three persons appointed by

     the Board pursuant to Plan section 9.3.  Any member of the

     Committee may resign by giving notice in writing to the

     Board at any time or may be removed at any time and for any reason by the Board.



11.2 Meetings - Actions.


     (a)  Except as otherwise specifically provided herein, all acts and decisions of the Committee shall be on the

          concurrence of a majority of the members.  Any decision

          shall be evidenced in writing and signed by a majority

          of the members.

     (b)  The Committee may delegate to any of its members or to the secretary of the Committee authority to sign any

          documents on its behalf, or to perform solely

          ministerial acts, but such person shall not exercise

          any discretion over matters delegated to him without

          obtaining the concurrence of a majority of the members.

          If at any time there shall be less than three members

          of the Committee, the remaining member or members shall

          have authority to act as the Committee.  All acts and

          determinations of the Committee shall be duly recorded

          by the secretary thereof and all such records, together



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          with such other documents as may be necessary, shall be

          preserved by the secretary.  Such records and documents

          shall at all times be open for inspection and for the

          purpose of making copies by any person designated by

          Chesapeake Corporation.  The Committee shall provide

          such information as needed by (1) the Plan

          Administrator, (2) the Actuary, (3) the Accountant, (4

          the Trustee, and (5) other persons providing services

          to the Plan for the effective discharge of their

          duties.



11.3 Powers of Committee.


     (a)  The Committee shall have all duties specifically

          allocated to it hereunder or which are delegated to it

          by the Plan Administrator and shall have all necessary

          powers to carry out these duties.  The Committee shall

          have the power to construe the Plan and to determine

          all questions that arise hereunder.  The Committee

          shall be responsible for establishing a funding policy,

          appointing and removing investment managers and

          trustees, appointing, removing and contracting with

          insurance companies and actuaries, establishing an

          investment policy and reviewing investment performance.

          In exercising its duties hereunder, the Committee

          shall at all times act in a uniform, equitable and

          nondiscriminatory manner in construing provisions of

          the Plan as they relate to Participants and

          beneficiaries in similar circumstances.

          Notwithstanding its powers granted hereunder, the



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          Committee shall have no power to modify in any way any

          provision of the Plan.

     (b)  The Company shall indemnify and save harmless each and all of the members of the Committee from the effects

          and consequences of their acts, omissions and conduct

          in their official capacity, except to the extent that

          such effects and consequences shall result from their

          own willful misconduct or gross negligence.

     (c)  A member of the Committee who is also a Participant of the Plan shall abstain from any action which directly

          affects him as a Participant.  In the event of an

          abstention, matters shall be decided by the remaining

          members of the Committee.  Nothing herein, however,

          shall prevent any member of the Committee who is also a

          Participant of the Plan or beneficiary from receiving

          any benefit to which he may be entitled, so long as the

          benefit is computed and paid on a basis that is

          consistently applied to all other Participants and

          beneficiaries.



11.4 Agents and Counsel.  The Committee may engage agents to assist it in its duties, and may consult with counsel, who may be counsel for the Company, with respect to the meaning or construction of this document and its obligations

     hereunder, or with respect to any action, proceeding, or

     question of law related thereto.



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11.5 Compensation.  The Company shall pay the reasonable expenses incurred by the Committee in carrying out its duties and

     responsibilities under the Plan, including reasonable legal and accounting expenses.  Should the Company fail to pay

     these expenses, they shall be paid by the Trustee out of the

     Fund.  The Company agrees to supply such stenographic or

     office help as may be necessary to assist the members of the

     Committee in the performance of their duties and responsi-

     bilities.



11.6 Officers.  The Committee shall select a member to serve as chairman of the Committee and the chairman may appoint a

     secretary to keep such records as may be necessary of the

     acts of the Committee.  The secretary may, but need not, be a member of the Committee.  The secretary may perform any

     and all purely ministerial acts which may be delegated to

     him by the Committee.



11.7 Rules and Regulations.  The Committee may formulate rules and regulations not inconsistent with the purposes of the

     Plan as it may deem necessary to enable it to carry out its duties hereunder.






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                           ARTICLE 12

                          MISCELLANEOUS




12.1 Headings.  The headings and subheadings in this Plan have been inserted for convenient reference, and to the extent

     any heading or subheading conflicts with the text, the text will govern.



12.2 Construction.  The Plan will be construed in accordance with the laws of the State of Virginia, except to the extent such laws are preempted by ERISA and the Code.



12.3 Qualification for Continued Tax-Exempt Status.

     Notwithstanding any other provision of the Plan, the spin-

     off, amendment and restatement of the Plan is adopted on the condition that it will be approved by the Internal Revenue

     Service as meeting the requirements of the Code and ERISA

     for tax-exempt status, and in the event continued

     qualification is denied and cannot be obtained by revisions satisfactory to the Committee, this amendment and

     restatement will be null and void.


12.4 Nonalienation.  No benefits payable under the Plan will be subject to the claim or legal process of any creditor of any

     Participant or beneficiary, and no Participant or

     beneficiary will alienate, transfer, anticipate or assign

     any benefits under the Plan, except that distributions will





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     be made pursuant to (a) Qualified Domestic Relations Orders,

     (b) judgments resulting from federal tax assessments, and

     (c) as otherwise required by law.


12.5 No Employment Rights.  Participation in the Plan will not give any Employee the right to be retained in the employ of any Employer, or upon termination any right or interest in the Plan except as provided in the Plan.



12.6 No Enlargement of Rights.  No person will have any right to or interest in any portion of the Plan except as

     specifically provided in the Plan.



12.7 Single Employer Plan.  All assets of the Plan will be

     available to provide the benefits payable to all

     Participants and beneficiaries.


12.8 Exclusive Purpose.  This Plan has been created for the

     exclusive purpose of providing benefits to Participants and their beneficiaries and defraying reasonable expenses of

     administering the Plan.  The Plan shall be interpreted in a manner consistent with applicable provisions of the Code and of ERISA.  Except as permitted by law, under no

     circumstances shall any funds contributed to this Plan, any assets of this Plan held under any Trust Agreement or income attributable to such assets, revert to or be used or enjoyed





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     by an Employer, nor shall any such funds, assets or income ever be used or diverted to purposes other than the

     exclusive benefit of Participants or their beneficiaries.



12.9 Errors and Omissions.  Individuals and entities charged with the administration of the Plan must see that it is

     administered in accordance with the terms of the Plan as

     long as the Plan does not conflict with the Code or ERISA.

     If an innocent error or omission is discovered in the Plan's operation or administration, and the Plan Administrator

     determines that it would cost more to correct the error than is warranted, and if the Plan Administrator determines that the error did not result in discrimination in operation or cause a qualification or excise-tax problem, then, to the

     extent that an adjustment will not, in the judgment of the

     Plan Administrator, result in discrimination in operation,

     the Plan Administrator may authorize any equitable

     adjustment it deems necessary or desirable to correct the

     error or omission, including but not limited to the

     authorization of additional Employer contributions designed,

     in a manner consistent with the goodwill intended to be

     engendered by the Plan, to put Participants in the same

     relative position they would have enjoyed if there had been no error or omission.  Any contribution made pursuant to

     this section is an additional discretionary contribution.







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     IN WITNESS WHEREOF, Dimon Incorporated has caused the Dimon

Incorporated Cash Balance Plan to be executed by its duly

authorized officers this 7th day of February, 1997, to be

effective as of July 1, 1996.



                              DIMON INCORPORATED



                              By:     John O. Hunnicutt
                              Title:  VP of Administration/Secretary


ATTEST

Debra Slaughter



Corporate Seal:


















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              DIMON INCORPORATED CASH BALANCE PLAN

                           ADDENDUM A
               HISTORY OF REVISED PLAN PROVISIONS


The following are provisions which have been in effect during the stated periods of the Plan's existence, but which may affect the amount of or entitlement to benefits of a Participant, or

beneficiary of a Participant, whose Termination Date occurs after the effective date of the 1996 amendment, restatement and

conversion to a cash balance plan.



                            ARTICLE I

                           DEFINITIONS




1.1    Accrued Benefit.


       (a)  Employee-Derived Accrued Benefit.  The portion of

            the Participant's Accrued Benefit derived from his

            own Employee Contributions (as defined in Addendum A

            section 1.5) is determined as follows:

            (1)  Termination Before Normal Retirement.  As of

                 the date the Participant terminates Employment,

                 the Plan will calculate the value of his

                 Employee Contribution as accumulated with

                 interest under Addendum A section 1.5 through

                 his Termination Date, and project it to his

                 Normal Retirement Date by using (A) the PBGC

                 schedule of immediate and graded deferred

                 interest rates in effect on the first day of





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                 the Plan Year in which the Termination Date

                 occurs, and (B) no assumption for mortality.

                 The Plan will convert the projected Employee

                 Contribution to a single life annuity, using

                 the PBGC immediate interest rate in effect on

                 the first day of the Plan Year in which the

                 Termination Date occurs, and the Plan's

                 mortality assumptions for determining an

                 Actuarial Equivalent lump sum value as set

                 forth in Addendum A section 1.2.

            (2)  Termination On or After Normal Retirement.  If

                 the Participant terminates his Employment on or

                 after his Normal Retirement Date, the Plan will

                 convert his Employee Contribution as

                 accumulated with interest under Addendum A

                 section 1.5 to his Termination Date, to a

                 single life annuity using the PBGC immediate

                 interest rate in effect on the first day of the

                 Plan Year in which his Termination Date occurs,

                 and the Plan's mortality assumptions for

                 determining an Actuarial Equivalent lump sum

                 value.

       (b)  Employer-Derived Accrued Benefit.  The portion of

            the Participant's Accrued Benefit derived from

            Employer contributions is an amount equal to the

            retirement benefit which he has earned under the

            formula set forth in Plan section 3.1 in excess of

            his Employee-Derived Accrued Benefit, based on his

            Final Average Earnings and Covered Compensation as

            of the date of determination.  The Accrued Benefit

            is calculated as if it will be paid on the




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



            Participants Normal Retirement Date in the form of a

            single life annuity.

       (c)  Minimum Benefit.  The Participant's total Accrued

            Benefit will never be less than his Employee-Derived

            Accrued Benefit.



1.2    Actuarial Equivalent.  Before July 1, 1996, lump sum

       values were computed on the basis of (a) the 1971 TPF&C

       Forecast Mortality Table with a one-year setback for

       Participants and a five-year setback for beneficiaries,

       and (b) the PBGC schedule of immediate and graded

       deferred rates in effect on the first day of the Plan

       Year in which the lump sum was paid, and the five years

       certain and life annuity was computed on the basis of the

       annuity factors described in Plan section 1.4(a).



1.3    Break in Service.  A Break in Service incurred by a

       nonvested terminated Participant has always been governed

       by the rule in effect as of his Termination Date.  No

       Participant has been entitled to have his vesting service

       determined under a more generous Break in Service rule

       which became effective after his Termination Date, unless

       he resumed Employment before he incurred a Break in

       Service under the old rule and earned at least one Hour

       of Service after the effective date of the new rule.

       (a)  Before the 1976 Plan Year.  A Break in Service will

            be determined under the terms of the Plan prior to

            the 1976 Plan Year.

       (b)  1976 - 1984 Plan Years.  A Break in Service was a




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            period of consecutive whole One-Year Breaks equal to

            or greater than the number of Years of Service the

            nonvested terminated Participant had earned as of

            his Termination Date.

       (c)  1985 - 1988 Plan Years.  A Break in Service was a

            period of consecutive whole or partial One-Year

            Breaks incurred by the nonvested terminated

            Participant, which equaled or exceeded the greater

            of five or the number of his whole and partial pre-

            break Years of Service.

       (d)  After the 1988 Plan Year.  A Break in Service is

            five consecutive One-Year Breaks incurred by the

            nonvested terminated Participant, regardless of the

            number of his pre-break Years of Service.



1.4    Compensation.


       (a)  Statutory Cap.  Before the 1994 Plan Year, each

            Participant's Compensation taken into account for

            all purposes under the Plan was limited to $200,000

            (as indexed under Code section 401(a)(17)).

       (b)  Family Aggregation.  For purposes of applying the

            statutory cap for Plan Years 1989-1996, the Plan

            will aggregate the Compensation of (1) each Employee

            who either is a five-percent owner or is among the

            10 highest-paid Employees, and (2) his Spouse and/or

            his lineal descendants who have not reached age 19

            as of the last day of the Plan Year.  The Committee

            will allocate the statutory cap among the members of

            any Family Unit in proportion to each member's




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

            actual Compensation.  The Plan will not prorate the

            statutory cap on Compensation for any Participant

            who participates in the Plan for less than a full

            Plan Year.



1.5.   Employee Contribution.


       (a)  Interest Accruals.  The Participant's Employee

            Contribution is the amount of the aggregate

            contributions he made to the Plan through December

            31, 1988, accumulated with interest at the rates of:

            (1)  the rate under the Plan in effect before 1976,

            (2)  5 percent per annum for Plan Years 1976 - 1981,

            (3)  8 percent per annum for Plan Years 1982 - 1987,

                 and

            (4)  a rate equal to 120 percent of the federal

                 midterm rate as in effect for January of each

                 year for Plan Year.

            Interest is compounded annually from the date of

            each contribution until the Termination Date.  After

            the Participants Termination Date, his Employee

            Contribution will equal the Actuarial Equivalent

            value of his Employee-Derived Accrued Benefit, as

            defined above in Addendum A section 1.3(a), but

            calculated by using no mortality assumption.

       (b)  Vesting.  The Participant will be vested in 100

            percent of his Employee Contribution at all times.




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



       (c)  Ceased After 1988.  After the 1988 Plan Year,

            Participants are neither required nor permitted to

            make any contribution to the Plan.

       (d)  Withdrawal.  A vested Participant may not elect to

            withdraw his Employee Contribution at any time.

       (e)  Repayment.  The Participant who terminates

            Employment and withdraws his Employee Contribution

            and then resumes Employment before he incurs a Five-

            Year Break, will be permitted to repay the amount of

            his Employee Contribution plus interest at the rate

            of five percent compounded annually for Plan Years

            before 1988 and a rate equal to 120 percent of the

            federal midterm rate as in effect for January of

            each year in Plan Years beginning in 1988; provided

            that full repayment must be made no later than the

            earlier of (1) the fifth anniversary of the date he

            resumes Employment, or (2) the fifth anniversary of

            his withdrawal date.  After timely repayment of his

            Employee Contribution with all accrued interest, the

            Participant's Employee-Derived Accrued Benefit will

            be restored.  The nonvested terminated Participant

            who resumes Employment after he incurs a Five-Year

            Break will not be permitted to repay his Employee

            Contribution.






                            ARTICLE 2

                  RETIREMENT DATES AND BENEFITS




2.1    Accrued Benefits under the Dibrell Plan.




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       (a)  Early Retirement Benefit.  Before July 1, 1996, the

            Dibrell Plan's requirements for early retirement

            were age 55 and 10 Years of Service.  The Accrued

            Benefit was reduced for early payment by an amount

            equal to six percent for each of the first five

            years, and four percent for each of the next five

            years, by which the Participant's Benefit

            Commencement Date preceded his Normal Retirement

            Date.  If a Participant retired after reaching age

            62 and completing 40 Years of Service, his Accrued

            Benefit was not reduced for early payment.  These

            early retirement factors will be applied to the

            Beginning Account Balance of each Participant who

            participated in the Dibrell Plan and who receives

            payment under this Plan between his Early Retirement

            Date and his Normal Retirement Date.

       (b)  Normal Retirement Benefit.  Before July 1, 1996, the

            Participant's normal retirement benefit was a

            monthly benefit in an amount equal to 1/12 of 1.1

            percent of his final average earnings multiplied by

            his Years of Service.  For this purpose, his final

            average earnings was the annual average of his

            Compensation for the five consecutive calendar years

            (or actual number if fewer than five) during his

            last 10 consecutive calendar years of Employment (or

            actual number if fewer than 10) which produced the

            highest average.



2.2    Vesting.





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       (a)  Before the 1976 Plan Year.  The Participant who

            terminated Employment before 1976, and was not

            vested under the Plan as it existed on his

            Termination Date, is not eligible to receive any

            benefits under this Plan.

       (b)  1976 - 1988 Plan Years.  The Participant was vested

            in 100 percent of his Accrued Benefit after he

            completed 10 Years of Service or reached Normal

            Retirement Age.

       (c)  After the 1988 Plan Year.  The Participant will be

            vested in 100 percent of his Accrued Benefit after

            he completes five Years of Service or reaches Normal

            Retirement Age.





                            ARTICLE 3

                       PAYMENT OF BENEFITS




3.1    Normal Form of Payment.


       (a)  Vested Participant Who Terminated Employment Before


            August 23, 1984. Each vested Participant who earned

            at least one Hour of Service after the 1975 Plan

            Year but no Hours of Service on or after August 23,

            1984, (the effective date of the Retirement Equity

            Act) and who has a Spouse on his Benefit

            Commencement Date, will receive his retirement

            benefits in the form of the 50 percent joint and

            survivor annuity with his Spouse as his joint

            annuitant, unless he elects another form of payment.

             The Participant will not be required to have his




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            Spouse's consent to elect another form of payment.

       (b)  Vested Participant Who Terminated Employment Before

            the 1976 Plan Year.  Each vested Participant who

            earned no Hours of Service after the 1975 Plan Year,

            and whose Benefit Commencement Date occurs after the

            1984 Plan Year, will receive his retirement benefits

            in the form of the five years certain and life

            annuity unless he elects another form of benefit.

            The Participant will not be required to have his

            Spouse's consent to receive any form of payment

            available under the Plan.



3.2    Death Benefits - Married Vested Participant Who

       Terminated Employment Before the Effective Date of the


       Retirement Equity Act on August 23, 1984.  The Plan will

       provide the qualified preretirement death benefit

       described in Plan section 5.1 to the Surviving Spouse of

       each married active or terminated vested Participant who

       dies on or after August 23, 1984 and before his Benefit

       Commencement Date, including the Surviving Spouse of any

       Participant who (1) earned at least one Hour of Service

       after the 1975 Plan Year, (2) earned no Hours of Service

       on or after August 23, 1984 but was alive and had not

       begun receiving benefits as of that date, and (3) has at

       least 10 Years of Service.





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              DIMON INCORPORATED CASH BALANCE PLAN

                           ADDENDUM B
                   REQUIRED DISTRIBUTION RULES


1.1    Commencement of Benefits


       (a)  General Rules

            (1)  This Plan section is intended to describe the

                 requirements of the Code for the timing and

                 amount of benefits to be paid under the Plan if

                 a Participant is otherwise eligible for a

                 benefit.  This Plan section does not entitle a

                 Participant to a benefit under the Plan.

            (2)  Subject to Plan sections 4.2 and 4.3, the

                 requirements of this Plan section shall apply

                 to any distribution of a Participant's interest

                 and will take precedence over any inconsistent

                 provisions of the Plan.

            (3)  All distributions required under Article 4

                 shall be determined and made in accordance with

                 Code section 401(a)(9) and regulations promul-

                 gated thereunder including the minimum

                 incidental death benefit rules of Proposed

                 Treasury Regulation section 1.401(a)(9)-2.

            (4)  The entire interest of a person must be or must

                 begin to be distributed not later than his

                 Required Beginning Date.

       (b)  Distribution Periods.  As of the Participant's

            Required Beginning Date, distributions, if not made

            in a single-sum, may only be made over one of the

            following periods (or a combination thereof):




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            (1)  the life of the Participant,

            (2)  the life of the Participant and a Beneficiary,

            (3)  a period certain not extending beyond the life

                 expectancy of the Participant, or

            (4)  a period certain not extending beyond the joint

                 and last survivor expectancy of the Participant

                 and a Beneficiary.

1.2.   Death Distributions


       (a)  If the Participant dies after distribution of his

            interest has begun, the remaining portion of such

            interest will continue to be distributed at least as

            rapidly as under the method of distribution being

            used prior to the Participant's death.

       (b)  If the Participant dies before distribution of his

            interest begins, distribution of the Participant's

            entire interest shall be completed by December 31 of

            the calendar year containing the fifth anniversary

            of the Participant's death except to the extent that

            an election is made to receive distributions in

            accordance with (1) or (2) below:

            (1)  If any portion of the Participant's interest is

                 payable to a Beneficiary, distributions may be

                 made over the life or over a period certain not

                 greater than the life expectancy of the Benefi-

                 ciary commencing on or before December 31 of

                 the calendar year immediately following the

                 calendar year in which the Participant died.


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            (2)  If the Beneficiary is the Participant's

                 Surviving Spouse, the date distributions are

                 required to begin in accordance with (1) above

                 shall not be earlier than the later of (i)

                 December 31 of the calendar year immediately

                 following the calendar year in which the

                 Participant died and (ii) December 31 of the

                 calendar year in which the Participant would

                 have attained age seventy and one-half.

            If the Participant has not made an election pursuant

            to this paragraph by the time of his death, the

            Participant's Beneficiary must elect the method of

            distribution no later than the earlier of (i)

            December 31 of the calendar year in which distribu-

            tions would be required to begin under this Plan

            section, or (ii) December 31 of the calendar year

            which contains the fifth anniversary of the death of

            the Participant.  If the Participant has no Benefi-

            ciary, or if the Beneficiary does not elect a method

            of distribution, distribution of the Participant's

            entire interest must be completed by December 31 of

            the calendar year containing the fifth anniversary

            of the Participant's death.

       (c)  For purposes of subsection (b)(2) above, if the

            Surviving Spouse dies after the Participant, but

            before payments to such Spouse begin, the provisions

            of subsection (b)(2), with the exception of

            paragraph (A), shall be applied as if the Surviving

            Spouse were the Participant.

       (d)  For purposes of this subsection, any amount paid to

            a child of the Participant will be treated as if it

            had been paid to the Surviving Spouse if the amount


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            becomes payable to the Surviving Spouse when the

            child reaches the age of majority.

       (e)  For purposes of this subsection, distribution of a

            Participant's interest is considered to begin on the

            Participant's Required Beginning Date (or if

            subsection (b)(3) above is applicable, the date

            distribution is required to begin to the Surviving

            Spouse pursuant to subsection (b)(2) above).  If

            distribution in the form of an annuity irrevocably

            commences to the Participant before the Required

            Beginning Date, the date distribution is considered

            to begin is the date distribution actually

            commences.



1.3.   Required Beginning Date means the April 1st of the

       calendar year next following the calendar year in which a

       Participant attains age 70/.  Effective January 1, 1997,

       a Participant's distribution generally must be made or

       commenced on or before April 1 of the calendar year

       following the later of (a) the calendar year in which he

       separate from service; or (b) the calendar year in which

       he attains age 70/.  Notwithstanding the preceding, the

       entire interest of a Participant, who is a five-percent

       owner (as defined in Code section 416(i)(1)), of any

       Controlled Group Member must be made or commenced not

       later than April 1 of the calendar year following the

       calendar year in which he attains age 70 1/2.



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